File No. _________

As filed with the SEC on August 7, 2015

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No.__

(Check appropriate box or boxes)

FEDERATED INCOME SECURITIES TRUST

(Exact Name of Registrant as Specified in Charter)

1-800-341-7400

(Area Code and Telephone Number)

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Copies to:

Thomas Early, Esquire

Goodwin Proctor LLP

601 S. Figueroa St.

Los Angeles, CA 90017

Approximate Date of Proposed Public Offering: As soon as

practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Common Shares, without par value, of Federated Enhanced Treasury income Fund, a portfolio of Federated Income Securities Trust

It is proposed that this filing will become effective on September 7, 2015 pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Federated Enhanced Treasury Income Fund

Time is of the essence. Voting only takes a few minutes and your participation is important! We recommend that you read the enclosed Prospectus/Proxy Statement in its entirety; the explanation will help you decide on the vote.

Thank you in advance for your vote and your continued support of the Federated Funds.

Federated Enhanced Treasury Income Fund (“FTT”) will hold the annual meeting of shareholders on [ ], 2015. Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposals.

Why am I being asked to vote?

FTT’s Common Shares are listed on the New York Stock Exchange (“NYSE”). The rules of the NYSE require that FTT hold an annual meeting each year for the election of its Trustees. In addition, certain funds are required to obtain shareholders’ votes for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder of FTT as of the record date ([ ], 2015), you have a right to vote on these events, and we urge you to do so. Your investment may be a direct investment in FTT or through an account you hold with a financial intermediary or broker. A prompt response will save the expense of additional follow-up mailings and solicitations.

What am I being asked to vote on?

The proposals include:

1.	The election of J. Christopher Donahue, Peter E. Madden, and Charles F. Mansfield, Jr. as Class III Trustees of the Fund. The Board of Trustees of the Fund (the “Board”) has nominated Messrs. Donahue, Madden, and Mansfield.
2.	The reorganization of FTT into Federated Enhanced Treasury Income Fund (the “Acquiring Fund” and, together with the FTT, the “Funds”), a newly created series of Federated Income Securities Trust (“FIST”), an open-end investment company organized under the laws of the Commonwealth of Massachusetts (the “Reorganization”).

Why has the Board of Trustees recommended that I vote in favor of the Reorganization?

The Board of Trustees of FTT, including [all] of the trustees who are not interested persons (as that term is defined in the Investment Company Act of 1940), recommends that you vote in favor of the proposals because it believes that the Reorganization is in the best interests of FTT and its shareholders and that the interests of the shareholders will not be diluted as a result of the Reorganization.

The Board has determined, among other things, that the Reorganization may benefit shareholders by allowing them to achieve liquidity for their shares at net asset value (minus a redemption fee of 1% if shares are redeemed within six (6) months of the Reorganization) while invested in a fund with identical investment goals and substantially similar investment strategies and restrictions as FTT. Two of FTT’s large shareholders have agreed to vote in favor of the Reorganization.

Please see the section entitled “Summary—Reasons for the Proposed Reorganization” in the Prospectus/Proxy Statement for more information.

How will the Reorganization affect my investment?

The cash value of your investment will not change as a result of the Reorganization, and you will not have to pay any sales charge in connection with the transfer of your assets.

Under the plan, FTT will transfer all assets and liabilities to the Acquiring Fund, in exchange for shares of the Acquiring Fund. Shares of the Acquiring Fund will be distributed pro rata by FTT to its shareholders in complete liquidation and termination of FTT. FTT shareholders will receive shares of the Acquiring Fund with a total dollar value equal to the total dollar value of FTT shares owned at the time of Reorganization.

What is the difference between a closed-end and an open-end fund?

Closed-end funds, like FTT, do not regularly redeem their shares or issue new shares. Shares in closed-end funds are typically traded on a national securities exchange. Therefore, investors in a closed-end fund generally buy and sell shares through a broker-dealer at the prevailing market price. The market price may be more (premium) or less (discount) than the net asset value per share of the closed-end fund.

Open-end funds, like the Acquiring Fund, continuously issue new shares that may be sold back to the Fund at the Fund’s net asset value per share. Shares in open-end funds are not typically traded on national securities exchanges. Therefore, investors in an open-end fund buy shares at the offering price, which is the net asset value per share. Open-end funds often hold more cash reserves than closed-end funds because open-end funds must be ready to redeem shares on a daily basis.

Will I have to pay any sales load, commission, or other related fee in connect with the Reorganization?

No, you will not pay any sales load, commission, or other related fee. A redemption fee of 1.00% will apply to shares of the Acquiring Fund acquired in the Reorganization that are redeemed or exchanged within six months of the closing of the Reorganization. The Redemption fee is meant to deter short-term trading and to protect the long-term interests of investors in the Acquiring Fund.

Do the Funds have similar investment objectives and strategies?

FTT and the Acquiring Fund have identical investment objectives and substantially similar investment strategies. The investment objective of each fund is current income, with a secondary objective of total return. Under normal market conditions, both funds will invest at least 80% of their total assets in U.S. Treasury securities. The differences in strategies between the two funds are due largely to differences between closed-end and open-end funds. For example, FTT, as a closed-end fund, may invest in illiquid securities in excess of 15% of net assets.

Both funds are advised by Federated Investment Management Company (the “Adviser”). The Funds have largely the same Trustees serving on their respective Boards of Trustees. The only difference in the composition of the Boards of Trustees is that John W. McGonigle serves as an Interested Trustee of FTT and John F. Donahue serves as an Interested Trustee of the Acquired Fund. The variation is due to differences in limitations on Trustees in the Funds’ charter documents.

For additional information regarding each fund, please refer to the enclosed Prospectus/Proxy Statement.

What are the tax consequences of the Reorganization?

The Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

When will the Reorganization occur?

Assuming shareholder approval is obtained, the Reorganization is currently expected to occur after the close of business on or about [ ], 2015.

What are the costs associated with the Reorganization?

The Funds will pay the proxy expenses associated with the Reorganization, which are estimated to be $[ ], and the registration fees with respect to securities issued pursuant to the Reorganization, on an as-incurred basis. Due to the voluntary waivers the Adviser has undertaken for both funds, and notwithstanding that FTT is currently operating below its applicable voluntary expense cap, it is currently anticipated that the Adviser could indirectly bear some of the immediate costs associated with the Reorganization.

What should I do in connection with the Reorganization?

Please vote your shares today. If the Reorganization is approved, your shares will automatically be exchanged for the Acquiring Fund shares. Please do not attempt to make the Reorganization exchange into the Acquiring Fund shares yourself.

How do I vote?

Voting your shares is simple and easy. You may:

Mail – Complete and return the proxy card in the enclosed postage paid envelope; or

Vote in Person at the [ ], 2015 meeting.

If you:

•	Sign and return the proxy card without indicating a preference, your vote will be cast “For” the election of nominees named in this Proxy Statement and “For” the Reorganization.
•	Do not respond at all, we may contact you by telephone to request that you cast your vote.

Whom do I call if I have questions about this Prospectus/Proxy Statement?

Please don’t hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.

Copies of this Prospectus/Proxy Statement are also available on the internet at www.federatedinvestors.com. Copies of these materials and other information about FTT and the Acquiring Fund may be obtained without charge by writing the Funds at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561 or by calling toll-free 1-800-341-7400. Prospectuses, regulatory reports, and fund information concerning FTT and the Acquiring Fund are also available at www.federatedinvestors.com/fundinformation. You can copy and review information about the Funds at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about FTT and the Acquiring Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Thank you in advance for your vote and your continued support of the Federated Funds.

After careful consideration, the Board of Trustees [has unanimously] approved the proposals. The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposals.

FEDERATED ENHANCED TREASURY INCOME FUND

4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD [ ], 2015

TO SHAREHOLDERS OF FEDERATED ENHANCED TREASURY INCOME FUND:

The annual meeting of shareholders of Federated Enhanced Treasury Income Fund, (“FTT”) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at [10:00] a.m. (Eastern time), on [ ], 2015, for the following purposes:

(1)	To consider the election of J. Christopher Donahue, Peter E. Madden, and Charles F. Mansfield, Jr. as Class III Trustees of the Fund;
(2)	To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Federated Enhanced Treasury Income Fund (the “Acquiring Fund”), a newly created series of Federated Income Securities Trust, an open-end investment company, would acquire all, or substantially all, of the assets of FTT in exchange for shares of the Acquiring Fund to be distributed pro rata by FTT to its shareholders, in a complete liquidation and dissolution of FTT;
(3)	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

The Board of Trustees has fixed [ ], 2015, as the record date for determination of shareholders entitled to vote at the meeting.

By Order of the Board of Trustees,

John W. McGonigle
Secretary

[ ], 2015

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING

FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN,

DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

SEPTEMBER [ ], 2015

For the election of trustees of and

For the reorganization of

Federated enhanced treasury income fund

a closed-end investment company

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

INTO

FEDERATED ENHANCED TREASURY INCOME FUND

a series of Federated Income Securities Trust

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement describes the proposals for the election of J. Christopher Donahue, Peter E. Madden, and Charles F. Mansfield, Jr. as Class III Trustees of the Federated Enhanced Treasury Income Fund (“FTT”) and for the reorganization (the “Reorganization”) pursuant to the Agreement and Plan of Reorganization (the “Plan”) of FTT with and into a newly created series, also to be called Federated Enhanced Treasury Income Fund (the “Acquiring Fund”), of Federated Income Securities Trust (“FIST”), an open-end investment company. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about [ ], 2015, to shareholders of record at the close of business on [ ], 2015 (the “Record Date”).

Under the Plan, FTT would transfer all of its assets to the Acquiring Fund, in exchange for shares of the Acquiring Fund. Shares of the Acquiring Fund will be distributed pro rata by FTT to its shareholders in complete liquidation and termination of FTT. As a result of the Reorganization, each shareholder holding shares of FTT will become the shareholder of shares of the Acquiring Fund, having a total net asset value (“NAV”) equal to the total NAV of the shareholder’s holdings in FTT on the date of the Reorganization (the “Closing Date”). For purposes of this Prospectus/Proxy Statement, FTT and the Acquiring Fund may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds.”

The Board of Trustees of FTT (the “Board”) has determined that the Reorganization is in the best interests of FTT, and that interests of the existing shareholders of FTT will not be diluted as a result of the Reorganization. The Board is recommending that shareholders of FTT approve the Reorganization. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary—Reasons for the Proposed Reorganization.”

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Tax Consequences” and “Information about the Reorganization—Federal Income Tax Consequences” in this Prospectus/Proxy Statement.

The investment objective of FTT is current income, with secondary objective of total return. The investment objective of the Acquiring Fund is current income, with a secondary objective of total return. For a comparison of the investment objectives, policies, limitations and risks of FTT with those of the Acquiring Fund, see the section entitled “Summary—Comparison of Investment Objectives, Policies, Procedures, and Risks” in this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. The Statement of Additional Information dated [ ], relating to this Prospectus/Proxy Statement, contains additional information and has been filed by the Acquiring Fund with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. Each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):

1. Statement of Additional Information for this Prospectus/Proxy Statement, dated [ ], 2015 (File Nos. [ ] and 811-[ ]);

2.	Annual Report to Shareholders of FTT for the fiscal year ended November 30, 2014 (File No. 811-22098), and
3.	Semi-Annual Report to Shareholders of FTT for the six-month period ended May 31, 2015 (File No. 811-22098);

Copies of these materials and other information about FTT and the Acquiring Fund may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. You can copy and review information about the Funds at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about FTT and the Acquiring Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Reports, proxy statements and other information concerning FTT may be inspected at the offices of the New York Stock Exchange, 11 Wall Street, New York, New York 10005.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on [ ], 2015: This Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Annual Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS

PROPOSAL #1-ELECTION OF J. CHRISTOPHER DONAHUE, PETER E. MADDEN, AND CHARLES F. MANSFIELD, JR. AS CLASS III TRUSTEES OF FTT	8
PROPOSAL #2- TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION	22
SUMMARY	22
REASONS FOR THE PROPOSED REORGANIZATION	22
COMPARATIVE FEE TABLES	22
COMPARISON OF THE FUNDS	25
INVESTMENT OBJECTIVES AND POLICIES	25
Principal Differences in Investment Strategies	26
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES	27
TAX CONSEQUENCES	28
POTENTIAL RISKS AND RETURNS: PERFORMANCE INFORMATION	28
PRINCIPAL INVESTMENT RISKS	29
COMPARISON OF INVESTMENT LIMITATIONS	32
INFORMATION ABOUT THE REORGANIZATION	35
DESCRIPTION OF THE AGREEMENT AND THE PLAN OF REORGANIZATION	35
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS	37
DESCRIPTION OF THE SHARE CLASS AND CAPITALIZATION	42
INFORMATION ABOUT FTT AND THE ACQUIRING FUND	43
FINANCIAL HIGHLIGHTS	43
INVESTMENT OBJECTIVES AND STRATEGIES	43
INVESTMENT TYPES	47
Additional Information about the Acquiring Fund	52
Additional Information about FTT	64
Management and Investment Adviser	64
Where to Find Additional Information about the Funds	69
ABOUT THE PROXY SOLICITATION AND THE ANNUAL MEETING	69
PROXIES, QUORUM AND VOTING AT THE ANNUAL MEETING	70
SHARE OWNERSHIP OF THE FUNDS	70
INTERESTS OF CERTAIN PERSONS	70
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY	70
ANNEX A	70
AUDIT COMMITTEE REPORT	70
ANNEX B: AGREEMENT AND PLAN OF REORGANIZATION	70

PROPOSAL #1-ELECTION OF J. CHRISTOPHER DONAHUE, PETER E. MADDEN, AND CHARLES F. MANSFIELD, JR. AS CLASS III TRUSTEES OF FTT

In accordance with FTT’s Amended and Restated Agreement and Declaration of Trust (each a “Declaration”), the Trustees elected by the common shareholders of FTT (“Shareholders”) have been divided into the following three classes (each a “Class”): Class I, whose term would expire at FTT’s 2016 annual meeting of Shareholders; Class II, whose term would expire at FTT’s 2017 annual meeting of Shareholders; and Class III, whose term would expire at the FTT’s 2015 annual meeting of Shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, Shareholders will vote to elect Class III Trustees at the annual meeting of shareholders of FTT (such annual meeting and any adjournment or postponement thereof are referred to as the “Annual Meeting”) to serve, if the Reorganization in Proposal #2 is not consummated, for an approximately three-year term until the 2017 annual meeting and until their successors shall be duly elected and shall qualify. The Fund’s Declaration provides that a majority of the Trustees may fix the number of the entire Board and that such number shall be no less than 3 or more than 25. The Board will fix the appropriate number of Trustees from time to time. Proxies cannot be voted for a greater number of persons than the nominees named.

The following table summarizes the nominees who will stand for election by the Shareholders at the Annual Meeting, the respective Class of Trustees to which they have been designated, and the expiration of their respective terms if elected:

Interested Trustee	Class	Expiration of Term if Elected*
J. Christopher Donahue	Class III	2018 Annual Meeting

Independent Trustees	Class	Expiration of Term if Elected*
Peter E. Madden	Class III	2018 Annual Meeting
Charles F. Mansfield, Jr.	Class III	2018 Annual Meeting
*	A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

The persons named as proxies intend to vote in favor of the election of J. Christopher Donahue, Peter E. Madden, and Charles F. Mansfield, Jr. as Class III Trustees of the Fund. All of the nominees are presently serving as Trustees. Please see “Information about the Funds” for current biographical information about Messrs. Donahue, Madden, and Mansfield.

In the election of the Trustees, the holders of FTT’s Common Shares will vote together as a single class, with each share being entitled to one vote. In the election of Trustees for the Fund, the three nominees receiving the highest numbers of votes will be elected.

The Board of Trustees of FTT unanimously recommends that shareholders vote “FOR” the election of these nominees.

INFORMATION ABOUT THE FUND

All nominees named above have consented to continue to serve if elected. If any nominee named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate selected by the Nominating Committee of the Board. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.

ABOUT THE TRUSTEES

The following table provides a complete listing of FTT’s Board of Trustees. Only Messrs. Donahue, Madden, and Mansfield are nominees for election at the Annual Meeting.

BOARD OF TRUSTEES

The Board of Trustees is responsible for managing FTT’s business affairs and for exercising all the Fund’s powers except those reserved for the Shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Federated Fund Complex consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Complex and, except with respect to the FTT and two other Federated closed-end funds, serves for an indefinite term.

Qualifications of Interested Trustees

Individual Trustee qualifications are noted in the “Interested Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Interested Trustee: outstanding skills in disciplines that are particularly relevant to the role of Trustee and to the Federated Funds, including legal, accounting, business management, the financial industry generally, and the investment industry particularly; and appropriate interpersonal skills to work effectively with other Trustees.

Interested Trustees Background and Compensation

Name Birth Date Positions Held with the Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From FTT (past fiscal year)	Total Compensation From FTT and Federated Fund Complex (calendar year 2014)	Year of Term Expiration
John W. McGonigle* Birth Date: July 28, 1924 Trustee Began serving: September 2014	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc. Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.	$0	$0	2016
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2010

Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport
Research, Ltd.

		$0	$0	2018+
*	Reasons for “interested” status: J. Christopher Donahue and John W. McGonigle are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

Qualifications of Independent Trustees

Individual Trustee qualifications are noted in the “Independent Trustees Background, Qualifications and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.

•	Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
•	Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age for Independent Trustees of 75 years.
•	Possesses no conflicts which would interfere with qualifying as Independent Trustee.
•	Appropriate interpersonal skills to work effectively with other Independent Trustees.
•	Understanding and appreciation of the important role occupied by independent trustees in the regulatory structure governing regulated investment companies.
•	Diversity of background.

Independent Trustees Background, Qualifications and Compensation

Name Birth Date Positions Held with the Fund Date Service Began	Principal Occupation(s) and Other Directorships for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From FTT (past fiscal year)	Total Compensation From FTT and Federated Fund Complex (calendar year 2014)	Year of Term Expiration
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: January 2014

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and CEO, The Collins Group, Inc. (a private equity firm).

Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.

Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).

		$978.49	$225,000	2017
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: January 2010

Principal Occupations: Director or Trustee of the Federated Fund Complex; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, CONSOL Energy Inc.

Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.

		$1076.33	$247,500	2017
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: January 2010

Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Complex; Retired.

Other Directorships Held: None.

Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.

		$1,348.13	$310,000	2018+
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 2010

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: None.

Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

		$1,076.33	$247,500	2018+
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Began serving: January 2010

Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: None.

Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

		$1,076.33	$247,500	2016
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: January 2014

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: None.

Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).

		$978.49	$225,000	2017
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 2010

Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: None.

Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).

		$1,142.78	$262,812.50	2016
+	If elected.

Board Leadership Structure

As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of FTT and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated or its affiliates, or (other than his position as a Trustee) with FTT.

Board’s Role in Risk Oversight

The Board’s role in overseeing FTT’s general risks includes receiving performance reports for the Fund and risk management reports from Federated’s Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.

On behalf of the Board, the Audit Committee plays a key role overseeing FTT’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated’s Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.

Board Ownership of Shares in FTT and in the Federated Family of Investment Companies, as of July 31, 2015.

Interested Board Member Name	Dollar Range of Shares Owned in Federated Enhanced Treasury Income Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John W. McGonigle	None	Over $100,000
J. Christopher Donahue	$50,001 - $100,000	Over $100,000
Independent Board Member Name
John T. Collins	None	Over $100,000
Maureen Lally-Green	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
Thomas M. O’Neill	None	Over $100,000
P. Jerome Richey	None	Over $100,000
John S. Walsh	None	Over $100,000

OFFICERS OF FTT

The executive officers of FTT are elected annually by the Board of Trustees. Each officer holds the office until qualification of his or her successor. The names and birthdates of the executive officers of the Fund and their principal occupations during the last five years are as follows:

Officers*

Name Birth Date Address Positions Held with FTT Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 2010

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Lori A. Hensler Birth Date: January 6, 1967 Treasurer Officer since: April 2013

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.

Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: January 2010

Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Stephen Van Meter Birth Date: June 5, 1975 Chief Compliance Officer and Senior Vice President Officer since: July 2015

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.

Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: January 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated’s taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2010

Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Complex. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.

Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.

J. Andrew Kirschler Birth Date: May 23, 1968 Vice President Officer since: May 2014 Portfolio Manager since: January 2014	Principal Occupations: J. Andrew Kirschler has been the Fund’s Portfolio Manager since January 2014, responsible for the day-to-day management focusing on asset allocation and government securities. He is Vice President of the Trust with respect to the Fund. Mr. Kirschler joined Federated in 1990 in the Internal Sales department. In 1994 he was an Assistant Trader, in 1996 a Trader and in 2003 a Senior Trader on the fixed income desk concentrating on government securities. Mr. Kirschler became a Senior Investment Analyst in 2013. In 2000 he was appointed Assistant Vice President and in 2003 appointed Vice President of a Federated advisory subsidiary. Mr. Kirschler received his M.B.A. from the University of Pittsburgh.
**	Officers do not receive any compensation from the Fund.

In addition, FTT has appointed an Anti-Money Laundering Compliance Officer.

[As of July 31, 2015, J. Christopher Donohue owned [ ] shares of FTT.] As of July 31, 2015, no other officer or Trustee of FTT beneficially owned any shares of the Fund. The officers and Trustees of the Fund collectively own less than 1% of the of the Fund’s outstanding shares.

[TO BE FILED BY AMENDMENT]

As of [ ], 2015, the following shareholders owned of record, beneficially or both, 5% or more of the Fund’s outstanding Shares:

[TO BE FILED BY AMENDMENT]

MEETINGS OF THE BOARD

The Board of FTT met four times during the fiscal year ended November 30, 2014 (“fiscal 2014”). Each Trustee attended at least 75% of the total number of meetings in fiscal 2014 of the Board and of any committees of the Board on which the Trustee served held during the period of the Trustee’s service.

COMMITTEES OF THE BOARD

Executive Committee

The Executive Committee of FTT currently consists of Peter E. Madden and John S. Walsh. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of FTT in such manner as the Executive Committee shall deem to be in the best interests of FTT. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval. In fiscal 2014, the Executive Committee met on one occasion.

Audit Committee

The Audit Committee of FTT currently consists of Maureen Lally-Green, John T. Collins, Thomas M. O’Neill and John S. Walsh. Mr. Walsh is Chairman of the Audit Committee and Mr. O’Neill is Vice Chairman of the Audit Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is available under “Fund Governance” in the “Products” section of Federated’s website at FederatedInvestors.com. The Board has determined that the members of the Audit Committee are “independent,” as defined by the listing standards of the New York Stock Exchange. The Board has designated Messrs. Collins, O’Neill and Walsh as audit committee financial experts.

The purpose of the Fund’s Audit Committee is to oversee the accounting and financial reporting process of the Fund, their internal control over financial reporting, and the quality, integrity and independent audit of the Fund’s financial statements. The Audit Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent auditors, acts as a liaison between the independent auditors and the Board and reviews the Fund’s internal audit function. In discharging its responsibilities, the Audit Committee is entitled to rely upon the reports, findings and representations of the Fund’s auditors, legal counsel and responsible officers. In fiscal 2014, the Audit Committee met on seven occasions.

A report of the Audit Committee is attached as Annex A to this Proxy Statement.

Nominating Committee

The Nominating Committee of FTT currently consists of all of the Fund’s Independent Trustees, as identified in the table above. Mr. Madden serves as Chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee, a copy of which is available under “Fund Governance” in the “Products” section of Federated’s website at FederatedInvestors.com. The Board has determined that all members of the Nominating Committee are “independent,” as defined by the listing standards of the New York Stock Exchange. The Nominating Committee met on one occasion during fiscal 2014.

The responsibilities of the Nominating Committee are to select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated. The Committee’s nominees are presented to the Board for election, or nomination for election by the shareholders, as the case may be. The Committee will consider candidates recommended to the Committee by Independent Trustees of the Funds, officers or employees of any of the Fund’s agents or service providers, counsel to the Funds or shareholders of the Funds. In identifying and evaluating candidates for consideration, the Committee will consider such factors as it deems appropriate. These factors will ordinarily include integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.

Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on page 1. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience.

The Committee does not at this time have a formal process for identifying and evaluating nominees for Trustee. However, it is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.

SHAREHOLDER COMMUNICATIONS

A shareholder who wishes to communicate with the Board of the Fund, a Committee of the Board of the Fund or any individual Trustee or group of Trustees may do so by sending the communication in writing, addressed to the Board, the Committee, the individual Trustee or group of Trustees, c/o the Secretary of the Fund, at the Fund’s address appearing on page 1.

The Fund does not have a policy regarding attendance by Board members at annual meetings, and it is not anticipated that any members of the Board will attend the Annual Meeting. No member of the Board attended the annual meeting in 2014.

INDEPENDENT AUDITORS

Ernst & Young LLP has been selected as the independent auditors to audit the financial statements of the Fund for fiscal 2015. Ernst & Young LLP audited the financial statements of the Fund in fiscal 2014. It is not expected that a representative of Ernst & Young LLP will be present at the Joint Annual Meeting to make a statement or respond to appropriate questions.

The following table shows the fees billed by Ernst & Young LLP for the Fund’s last two fiscal years for services to the Fund and to the Adviser and its affiliates that provide ongoing services to the Fund:

	Year Ended November 30, 2014				Year Ended November 30, 2013
	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees1	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Federated Enhanced Treasury Income Fund	$34,600	$15	-	-	$34,600	-	-	-
Federated Investment Management Company and its affiliates that provide ongoing services to the Fund	-	-	-	-	-	-	-	-
1	These services consisted of attendance at Audit Committee meeting.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the auditor by the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided;
(2)	Such services were not recognized by the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund at the time of the engagement to be non-audit services; and
(3)	Such services are promptly brought to the attention of the Audit Committee of the Fund and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor are established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The percentages of services in the Audit Related Fees, Tax Fees and All Other Fees categories in the table above that were approved by the Audit Committee pursuant to Section 2-01(c)(7)(i)(C) of Regulation S-X were as follows:

Federated Enhanced Treasury Income Fund:

2014	–	0%
2013	–	0%

Federated Investment Management Company and affiliates:

2014	–	0%
2013	–	0%

Non-Audit Fees billed to the Fund, the Fund’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2014	–	$72,484

Fiscal year ended 2013	–	$96,256

The Fund’s Audit Committee has considered whether the auditor’s provision of non-audit services that were rendered to the Fund’s adviser (and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund) and that were not pre-approved is compatible with maintaining the auditor’s independence.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the Investment Company Act of 1940 require that the Fund’s Trustees and officers, the Fund’s investment adviser and its affiliated persons, and beneficial owners of more than 10% of any class of a Fund’s outstanding securities (“Reporting Persons”) file reports with the Securities and Exchange Commission with respect to changes in their beneficial ownership of securities of a Fund. Based solely upon a review of the copies of such filings and written representations from certain Reporting Persons received by the Fund, the Fund believe that all Reporting Persons, except as noted below, have made all filings required under Section 16(a) of the Exchange Act regarding ownership of shares of the Fund for the Fund’s fiscal year ended November 30, 2014.

Due to an administrative oversight, with respect to the Fund, a statement of initial beneficial ownership on Form 3 for the following Reporting Persons was not filed: P. Jerome Richey and John T. Collins, each a Trustee of the Fund; Lori A. Hensler, treasurer of the Fund; and Chelmu James Constantine, a trader for the Fund. None of the aforementioned Reporting Persons owned any shares of the Fund reportable under Section 16(a) of the Exchange Act.

SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Shareholder proposals meeting tests contained in the SEC’s proxy rules may, under certain conditions, be included in the Fund’s proxy statement for a particular annual shareholder meeting. Shareholder proposals intended for inclusion pursuant to Rule 14a-8 under the Exchange Act in a Fund’s proxy statement for its 2016 annual meeting of shareholders must be received by the Fund, at the address indicated on page 1 of this Proxy Statement, not later than [ ], 2016. In order for a proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by the Fund at such address not later than [ ], 2016. To be valid, any proposal must include all of the information specified in the Fund’s by-laws and comply with all applicable legal requirements. Timely submission of a shareholder proposal does not guarantee that such proposal will be included in the Fund’s proxy statement or otherwise be eligible for presentation at the shareholder meeting.

The shareholder proposal deadlines will apply only if FTT remains a closed-end investment company listed on the NYSE. If the FTT shareholders approve the Agreement and Plan of Reorganization and the reorganization closes before the 2016 annual meeting of FTT shareholders, there will be no 2016 annual meeting. Under the Plan of Reorganization, FTT will merge with and into an open-end investment company (the “Acquiring Fund”) and will no longer be listed on the NYSE. The Acquiring Fund will not be subject to NYSE rules and, like most open-end investment companies, does not currently plan to hold annual shareholder meetings.

PROPOSAL #2- TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the reorganization (the “Reorganization”) will be conducted is attached to this Prospectus/Proxy Statement as Annex A. Under the Plan, the Federated Enhanced Treasury Income Fund (“FTT”) will be reorganized with and into a newly created series, also to be called the Federated Enhanced Treasury Income Fund (“Acquiring Fund”), of the Federated Income Securities Trust (“FIST”), open-end investment company.

If the proposal is approved, under the Plan, FTT will transfer all of its assets (except for deferred or prepaid expenses to the extent that they do not have a continuing value to the Acquiring Fund and which are not expected to be material in amount; and amounts reserved for payments of FTT’s liabilities and any additional cash received by FTT after the Closing Date in excess of accrued liabilities recorded on the FTT’s books on or before the Closing Date that is retained by FTT’s Adviser) to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund will adopt FTT’s performance and financial history. The Acquiring Fund’s shares will be distributed pro rata by FTT to its shareholders in complete liquidation and dissolution/termination of FTT. As a result of the Reorganization, each shareholder of FTT’s shares will become the shareholder of shares of the Acquiring Fund having a total net asset value (“NAV”) equal to the total NAV of the shareholder’s holdings in FTT on the date of the Reorganization.

REASONS FOR THE PROPOSED REORGANIZATION

[Board considerations to be filed by amendment]

THE BOARD OF Trustees OF FTT [UNANIMOUSLY] RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.

COMPARATIVE FEE TABLES

Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.

You will not pay any sales charges in connection with the Reorganization.

Set forth in the tables below is information regarding the fees and expenses incurred by shares of the Acquiring Fund and FTT, and the anticipated pro forma fees for shares of the Acquiring Fund after giving effect to the Reorganization.

Fees and Expenses

The tables below describe the fees and expenses that you pay if you buy and hold shares of FTT and the pro forma fees and expenses that you may pay if you buy and hold shares of the Acquiring Fund after giving effect to the Reorganization. Expenses for each Fund are based on the operating expenses incurred by the FTT and estimated to have been incurred by the shares of the Acquiring Fund as of the fiscal year ended November 30, 2015. The pro forma fees and expenses for shares of the Acquiring Fund assume that the Reorganization had been in effect for the same period. The Adviser has voluntarily agreed to limit the Acquiring Fund’s expenses through the later of November 1, 2016; or (b) the date of the Acquiring Fund’s next effective Prospectus, to the extent that total annual fund operating expenses of the Fund exceeds the annual rate of 1.05% of average daily net assets, excluding taxes, brokerage commissions, acquired fund fees and expenses (“AFFE”) and other extraordinary expenses such as litigation. The Acquiring Fund anticipates 0.01% in AFFE, for a net expense ratio of 1.06%

Shareholder Fees (fees Paid Directly From Your Investment)	FTT	Acquiring Fund	Pro Forma Combined Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)[1]	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.60%	0.60%
Distribution (12b-1) Fee	N/A	None	None
Other Expenses	0.37%	1.06%	1.06%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursement	0.98%	1.67%	1.67%
Fee Waivers and/or Expense Reimbursements[2]	None	0.61%[2]	0.61%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.98%	1.06%	1.06%
1	Shares redeemed within six months of the date of the Reorganization of FTT (defined below) will be subject to a 1.00% redemption fee.
2	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, expenses allocated from affiliated partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Acquiring Fund (after the voluntary waivers and/or reimbursements) will not exceed 1.05% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) November 1, 2016; or (b) the date of the Acquiring Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Fund’s Board of Trustees. The Acquiring Fund anticipates 0.01% in AFFE, for a net expense ratio of 1.06%.

Example

This Example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds’ shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
FTT[1]	$100	$312	$542	$1,201
Acquiring Fund	$170	$526	$907	$1,976
Acquiring Fund - Pro Forma Combined	$170	$526	$907	$1,976

1 Transactions in FTT shares may be subject to broker fees because the shares are traded on a national stock exchange. The table refers only to expenses charged to shareholders by the Funds. Accordingly, the costs to investors of investing in FTT shares may be higher than indicated.

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, FTT’s portfolio turnover rate was 147% of the average value of its portfolio.

COMPARISON OF THE FUNDS

This section will help you compare the investment objectives, policies, procedures, and risks of the Funds. The Acquiring Fund is a newly registered series of FIST and was established for the purpose of effective the Reorganization. Accordingly, the investment objectives, policies, procedures, and risks of FTT and the Acquiring Fund are largely the same. The differences are due primarily to the fact that FTT is a closed-end fund and the Acquiring Fund is an open-end fund. FTT and the Acquiring Fund have the same investment adviser and portfolio manager. The members of each Fund’s Board of Trustees are largely the same.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of FTT and the Acquiring Fund is current income, with total return as a secondary objective. No assurance can be given that the Fund’s investment objectives will be achieved.

Under normal market conditions, the Fund’s investment program will consist primarily of (1) actively managing a portfolio of U.S. Treasury securities and U.S. Government Agency securities that pay interest in an attempt to generate current income (the “Core Portfolio”); (2) selling call options on a continuous basis on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities and/or options on futures on U.S. Treasury securities and U.S. Government Agency securities in an attempt to generate gains from option premiums (the “Option Strategy”); and (3) actively managing the duration (the “Duration Strategy”)of the Fund’s portfolio in an attempt to generate additional returns versus the Barclays U.S. Treasury Bond Index (the “Treasury Index”).

Under normal market conditions, the Fund will invest at least 80% of its total assets in U.S. Treasury securities. The Fund may invest up to 20% of its total assets in U.S. Government Agency securities, including U.S. Government mortgage-backed securities. For purposes of the Fund’s 80% policy, U.S. Treasury securities are direct obligations of the U.S. Treasury including U.S. Treasury notes, bills and bonds and do not include U.S. Government Agency securities. U.S. Government Agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States.

The Adviser will implement the Option Strategy by employing a strategy of writing (selling) call options and/or options on futures of U.S. Treasury securities and U.S. Government Agency securities and index call options on indices comprised of U.S. Treasury securities and U.S. Government Agency securities. The Fund expects to sell these options on a continuous basis with an aggregate value of at least 50% of the value of its holdings of U.S. Treasury securities and U.S. Government Agency securities. Under normal market conditions, the Fund intends that approximately 80% of the value of the Fund’s holdings of U.S. Treasury securities and U.S. Government Agency securities will be subject to written call options. Under the Option Strategy, the Fund will write call options, index options and options on futures contracts such that the aggregate value of the securities underlying such options does not exceed the value of the Fund’s portfolio.

The Fund will also seek to generate total return through the Adviser’s active management of the Core Portfolio based on the Adviser’s assessment of the U.S. Treasury yield curve, and use of the Duration Strategy in an attempt to outperform the total return performance of the Treasury Index. The Adviser will actively manage the Core Portfolio based on the Adviser’s views of changes in the slope of the U.S. Treasury yield curve and will adjust the Core Portfolio based on these assumptions.

Both Funds are classified as “non-diversified,” as such term is defined in the 1940 Act.

The principal investment strategies and principal investment techniques of each Fund may be changed without shareholder approval.

Principal Differences in Investment Strategies

Liquidity. Open-end funds are subject to a limit imposed by the SEC on illiquid securities. Unlike open-end funds, closed-end funds may invest up to 100% of their assets in illiquid (or restricted) securities. Nonetheless, although the FTT is not bound by this limitation, FTT has generally not invested in illiquid securities.

Senior Securities and Borrowings. The 1940 Act prohibits open-end funds from issuing “senior securities” other than bank borrowings where there is asset coverage of at least 300% and an additional 5% that may be borrowed for temporary purposes. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness to any lender if the 300% asset coverage is met, and also can issue preferred stock. FTT does not currently have any indebtedness to banks or non-bank lenders, and has no authorized class of senior securities or any plan for issuing any such securities.

Portfolio Management. Because a closed-end fund does not continuously sell new shares and does not have to stand ready to redeem its shares, it may keep its assets more fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuing sales and redemptions of its shares. In contrast, open-end funds may be forced to hold a higher cash position or sell portfolio securities at disadvantageous times or prices to satisfy redemption requests.

Expenses. Open-end funds are generally more expensive to operate and administer than closed-end funds—certain expenses of operating an open-end fund, such as the costs associated with the distribution and servicing of the open-end fund’s shares in particular, are not borne by a closed-end fund. Other expenses of operating an open-end fund, such as transfer agency expenses, are also generally higher than for a closed-end fund. A comparison of the FTT’s and corresponding Acquiring Fund’s operating expenses demonstrates this distinction. As shown in the Pro Forma Fee Tables on page [ ], the Acquiring Fund’s annual total fund operating expenses are anticipated to be higher than the total operating expenses of FTT.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

Closed-end funds, such as FTT, do not redeem their outstanding shares nor generally engage in the continuous sale of new shares, and thus operate with a relatively fixed capitalization. The shares of closed-end funds are normally bought and sold on national securities exchanges. As a result, you may only purchase or sell shares of FTT through a broker or dealer at the market price, subject to a brokerage commission. FTT’s shares are currently traded on the NYSE under the symbol “FTT”. FTT’s shares will be delisted from the NYSE upon the closing of the applicable Reorganization.

In contrast, open-end management investment companies, such as the Acquiring Fund (commonly referred to as “mutual funds”), continuously issue new shares to investors through the fund’s distributor at the public offering price (which is the NAV plus any applicable sales charge) at the time of such issuance. Those shares also are redeemable, which means the holders have the right to sell (or redeem) those shares back to the fund on any regular business day on which the fund is open and obtain in return their proportionate share of the value of the fund’s net assets (less any applicable redemption fee or deferred sales charge). Shares of the Acquiring Fund received by shareholders in connection with a Reorganization will be subject to a 1.00% redemption or exchange fee for a period of 90 days following the Closing Date of the respective Reorganization. No front-end or deferred sales charges will be applicable to the shares of the Acquiring Fund received by shareholders of FTT in connection with the Reorganization.

Other significant considerations related to purchasing, redeeming, and exchanging shares of FTT and the Acquiring Fund are as follows:

Acquisition and Disposition of Shares. If a Reorganization is completed, FTT’s shares will no longer be listed on the NYSE. Investors wishing to acquire shares of the Acquiring Fund (including current FTT shareholders wishing to purchase additional shares) would be able to purchase them at the public offering price (NAV plus any applicable sales charge) through any registered representative or authorized broker-dealer that has a sales agreement with Federated Securities Corp. (the “Distributor”) to sell the Acquiring Fund’s shares, as described in “Information about FTT and the Acquiring Fund” below. Shareholders desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by the Acquiring Fund at the next-determined NAV. The Acquiring Fund’s NAV per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of the Fund. The SEC generally requires open-end investment companies to value their assets on each business day in order to determine the current NAV on the basis of which their shares may be redeemed by shareholders or purchased by investors.

Redemption Fee. The 1940 Act requires, among other things, that boards of open-end funds consider the necessity and appropriateness of establishing a redemption fee in connection with short-term trading of fund shares. More specifically, a board must either (i) approve a redemption fee that in its judgment is necessary or appropriate to recoup costs the fund may incur as a result of redemptions, or to otherwise eliminate or reduce, so far as practicable, dilution of the value of the fund’s outstanding securities, or (ii) determine that the imposition of a redemption fee is not necessary or appropriate. If a board determines to adopt a redemption fee for a fund, the fee would be paid to the fund, and not the fund’s investment adviser or distributor. The fee would be intended to reduce gains to an investor from market timing and offset any impact on the fund from short-term trading. As a result, a board considering whether to institute a redemption fee should assess whether short-term trading is likely to impact a fund and its long-term shareholders negatively.

As noted above, because FTT currently trades at a market price that reflects a discount to the NAV, the open-ending of FTT may attract arbitrageurs and other short-term traders to purchase shares in anticipation of Reorganization. Such activity may be harmful to the Acquiring Fund and its long-term investors because, among other things, the Acquiring Fund may be forced to sell portfolio securities at inopportune times and incur higher transaction costs, or maintain larger cash positions than otherwise planned, each of which could disrupt the portfolio management of the Acquiring Fund. To protect the value of the long-term shareholders’ investments in the Acquiring Fund from the activities of such short-term traders, Shares of the Acquiring Fund issued to shareholders of FTT in connection with the Reorganization will be subject to a redemption fee of 1.00% if such shares are redeemed or exchanged out of the Acquiring Fund less than six (6) months following the Reorganization. The respective proceeds of the redemption fee will be retained by the Acquiring Fund.

TAX CONSEQUENCES

Tax-Free Reorganization under the Code

As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by the Fund or by FTT’s shareholders. The aggregate tax basis of the shares of the Acquiring Fund received by the FTT shareholders will be the same as the aggregate tax basis of their shares in FTT. Shareholders of FTT should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances. For further discussion, see “Information About the Reorganization—Federal Income Tax Consequences.”

POTENTIAL RISKS AND RETURNS: PERFORMANCE INFORMATION

The performance information shown below will help you analyze FTT’s and the Acquiring Fund’s investment risks in light of FTT’s historical returns. The bar charts compare the potential risks and returns of investing in FTT. The bar charts provide an indication of the risks of investing in FTT by showing the variability of FTT’s performance on a calendar year-to-year basis.

The average annual total return tables show returns averaged over the stated periods, and include comparative performance information. The tables show how FTT’s average annual total returns for one year and since inception compare to the returns of a broad-based securities market index. In addition to Return Before Taxes, Return After Taxes is shown to illustrate the effect of federal taxes on returns. Actual after tax returns depend upon each investor’s personal tax situation, and are likely to differ from those shown. The tables also show returns for FTT’s broad-based securities market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a fund’s performance. The indexes are unmanaged and, unlike the Funds, are not affected by cash flows. It is not possible to invest directly in the indexes.

Risk/Return Bar Chart and Table

Pursuant to the Reorganization, the Acquiring Fund is expected to be the successor to FTT. As a result of the Reorganization, it is expected that the Acquiring Fund will become the legal entity survivor while FTT will become the accounting survivor. The performance information shown below is the historical performance of FTT’s sole class of shares, which commenced operations on January 29, 2010. Shares of the Acquiring Fund are expected to be offered on or about [ ], 2015. For periods shown below, performance is the actual performance of the sole share class of FTT and has not been adjusted to reflect the anticipated fees and expenses of the Acquiring Fund. As a result, the performance shown below may be higher than if adjusted to reflect the fees and expenses of the Acquiring Fund.

The bar chart and the performance table below provide some indication of the risks of an investment in the Acquiring Fund by showing FTT’s performance last year and by showing how the FTT’s average annual returns compare with a broad measure of market performance. Of course, FTT’s past performance, before and after taxes, does not necessarily represent how the Acquiring Fund will perform in the future. Updated performance information for FTT is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund’s total return for the six-month period from January 1, 2015 to June 30, 2015, was -1.35%.

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 2.32% (quarter ended March 31, 2014). Its lowest quarterly return was -2.89% (quarter ended June 30, 2013)

Average Annual Total Return Table

(For the Period Ended December 31, 2014)

	1 Year	Start of Performance 1/29/2010
Return Before Taxes	0.37%	-0.69%
Return After Taxes on Distributions	-1.15%	-1.64%
Return After Taxes on Distributions and Sale of Fund Shares	0.22%	-0.84%
Barclays U.S. Treasury Bond Index1 (reflects no deduction for fees, expenses or taxes)	5.05%	3.65%
1	Barclays U.S. Treasury Bond Index measures the performance of the U.S. Treasury bond market, using market-capitalization weighting and a standard-rule-based inclusion methodology. Indexes are unmanaged and cannot be invested in directly.

PRINCIPAL INVESTMENT RISKS

Each Fund has similar investment objectives and policies. Accordingly, the principal risks of investing in either Fund will be similar. All mutual funds take investment risks. It is possible to lose money by investing in either Fund.

The principal risks of investing in either FTT or the Acquiring Fund are as follows:

Investment and Market Risk. An investment in Fund Shares is subject to investment risk, including the possible loss of the entire principal amount invested.

Issuer Risk. Issuer risk is the risk that the value of securities may decline for a number of reasons directly related to the issuer or borrower.

Interest Rate Risk. The value of Fund shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of fixed-rate securities held by the Fund can be expected to decline.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities (whether pursuant to the Option Strategy, as a result of return of principal upon maturity, call or redemption by the issuer, or sale by the Fund) at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Shares.

Risk Associated with U.S. Government Securities and Agency Securities. Some U.S. Government securities may be supported by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds and GNMA certificates. U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities.

Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or the stock market. Economic, political and financial conditions may, from time to time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.

Option Strategy Risk. The Fund will, through its Option Strategy, write (sell) call options on the Fund’s portfolio of U.S. Treasury securities and U.S. Government Agency securities and/or options futures on U.S. Treasury securities and U.S. Government Agency securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

Duration Strategy Risk. The Fund will use the Duration Strategy in order to generate capital appreciation through the selective adjustment of the duration of the Core Portfolio based on the Adviser’s research outlook. There are no assurances that the Fund’s Duration Strategy will be successful. The success of the Fund’s Duration Strategy depends significantly on the Adviser’s ability to accurately predict interest rate movements and the Fund’s ability to adjust its portfolio correctly and in a timely manner. The Duration Strategy is highly dependent on proprietary quantitatively-based models that have been researched, developed and utilized by the Adviser to evaluate the interest rate environment, although generally these models have not been independently tested or otherwise reviewed (other than by the Adviser). The Adviser will implement the Duration Strategy through the use of certain derivative instruments, including but not limited to swaps and futures. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

Mortgage-Backed Securities (“MBS”) Risk. The value of Fund shares may be adversely affected by fluctuations in interest rates and the prepayment of the mortgage loans underlying the MBS held by the Fund.

Tax Risk. Certain transactions entered into by the Fund are subject to special tax rules that may affect the character, amount, and timing of distributions to shareholders. Special tax rules may also require the Fund to mark to market certain types of positions in its portfolio, including some of its call options (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash.

Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

In addition to the risks common to both Funds, investing in FTT carries certain investment risks that are specific to closed-end investment companies:

Anti-takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board.

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval. Each Fund also has non-fundamental investment limitations which may be changed by the relevant Fund’s board without shareholder approval.

The following chart compares the fundamental and non-fundamental limitations of FTT and the Acquiring Fund.

FTT	Acquiring Fund
Diversification (Fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies	Diversification (Fundamental) Same

Borrowing Money (Fundamental)
The Fund may not Borrow money, except as permitted by the 1940 Act. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

Borrowing Money (Fundamental) The Fund may borrow money, directly or indirectly, to the maximum extent permitted under the 1940 Act.
Issuing Senior Securities (Fundamental)
The Fund may not issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities	Issuing Senior Securities (Fundamental) Same
Investing in Physical Commodities (Fundamental)
The Fund may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.	Investing in Physical Commodities (Fundamental) Same
Investing in Real Estate (Fundamental)
The Fund may not purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities	Investing in Real Estate (Fundamental) Same
Underwriting (Fundamental)
The Fund may not underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment	Underwriting (Fundamental) Same
Lending (Fundamental)
The Fund will not make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities	Lending (Fundamental) Same
Concentration (Fundamental)
The Fund will not invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed solely by the U.S. Government or its agencies or instrumentalities).	Concentration (Fundamental) Same
Purchases on Margin (Fundamental)
The Fund will not purchase securities on margin, (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin	Purchases on Margin (Fundamental) Same
Investing in Illiquid Securities None	Investing in Illiquid Securities (Fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE AGREEMENT AND THE PLAN OF REORGANIZATION

The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after [ ], 2015. On the Closing Date, all of the assets (except for deferred or prepaid expenses, amounts reserved for payment of FTT’s liabilities, and any additional cash received by FTT after the Closing Date in excess of accrued liabilities recorded on the FTT’s books on or before the Closing Date that is retained by FTT’s Adviser) of FTT will be transferred to the Acquiring Fund. In exchange for the transfer of these assets, the Acquiring Fund will simultaneously issue to FTT a number of full and fractional Shares of the Acquiring Fund equal in value to the aggregate NAV of the Shares of FTT calculated as of 4:00 p.m. on the Closing Date. The Acquiring Fund will adopt FTT’s performance and financial history.

The value of FTT’s assets to be acquired by the Acquiring Fund shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in the Acquiring Fund’s Declaration of Trust and its current Prospectus and SAI, or such other valuation procedures as FTT and the Acquiring Fund shall mutually agree. There are no material differences between the valuation procedures of FTT and the Acquiring Fund. Consequently, it is not anticipated that the use of the Acquiring Fund’s valuation procedures will result in a material revaluation of FTT’s assets at the time of the Reorganization. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations. Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the Fund’s fair valuation procedures described in the Funds’ Prospectuses and SAI.

Following the transfer of its assets in exchange for Shares of the Acquiring Fund, FTT will distribute Shares of the Acquiring Fund pro rata to FTT shareholders of record of Shares in complete liquidation of FTT. Shareholders of FTT owning shares on the Closing Date of the Reorganization will receive that number of Shares of the Acquiring Fund which have the same aggregate value as the shareholder had in FTT immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of FTT’s shareholders on the share records of the Acquiring Fund’s transfer agent. The Acquiring Fund does not issue share certificates to shareholders. Following the consummation of the Reorganization, FTT will then be dissolved.

The transfer of shareholder accounts from FTT to the Acquiring Fund will occur automatically. It is not necessary for FTT shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds’ portfolios.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by FTT’s shareholders; and (ii) the receipt by FTT and the Acquiring Fund of an opinion to the effect that the Reorganization will be tax-free to FTT, its shareholders and the Acquiring Fund. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true, or the boards determine that the Reorganization is not in the best interests of the shareholders of FTT.

Background and Board Considerations Relating to the Reorganization

[Board considerations to be filed by amendment]

Cost of the Reorganization

The Funds will pay the proxy expenses associated with the Reorganization, which are estimated to be $[ ] and the registration fees with respect to securities issued pursuant to the Reorganization, on an as-incurred basis. Due to the voluntary waivers the Adviser has undertaken for both funds, and notwithstanding that FTT is currently operating below its applicable voluntary expense cap, it is currently anticipated that the Adviser could indirectly bear some of the immediate costs associated with the Reorganization.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Annex B and incorporated herein by reference.

FEDERAL INCOME TAX CONSEQUENCES

As a condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and FTT and the Acquiring Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;
•	no gain or loss will be recognized by the Acquiring Fund upon its receipt of FTT’s assets in exchange for shares of the Acquiring Fund;
•	no gain or loss will be recognized by FTT upon transfer of its assets to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund or upon the distribution of the Acquiring Fund shares to FTT’s shareholders in exchange for their FTT Shares;
•	no gain or loss will be recognized by shareholders of FTT upon exchange of their FTT shares for the Acquiring Fund Shares;
•	the tax basis of the assets of FTT in the hands of the Acquiring Fund will be the same as the tax basis of such assets to FTT immediately prior to the Reorganization;
•	the aggregate tax basis of the Acquiring Fund shares received by each shareholder of FTT pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of FTT held by such shareholder immediately prior to the Reorganization;
•	the holding period of the Acquiring Fund’s shares received by each shareholder of FTT will include the period during which FTT’s shares exchanged therefore were held by such shareholder, provided the shares of FTT were held as capital assets on the date of the Reorganization; and
•	the holding period of the assets of FTT in the hands of the Acquiring Fund will include the period during which those assets were held by FTT.

The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request, and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on FTT, the Acquiring Fund or any shareholder of FTT with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of FTT would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her FTT shares and the fair market value of the Acquiring Fund shares received in exchange therefore.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

FTT is organized as a Delaware statutory trust. The Acquiring Fund is a separate series of Federated Income Securities Trust (“FIST”), which is organized as a Massachusetts business trust. FTT’s operations are governed by its Agreement and Declaration of Trust, including any amendments thereto (collectively, “FTT Trust Instrument”) and By-Laws and applicable state law. The Acquiring Fund’s operations are governed by FIST’s Amended and Restated Declaration of Trust (the “FIST Declaration of Trust”) and By-Laws and applicable state law. Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, some state laws also apply because each mutual fund is organized as an entity under state law. The federal law governing mutual funds applies to both Funds. However, there are differences between Delaware state law and Massachusetts state law.

The following is a summary of certain differences between Delaware statutory trusts and Massachusetts business trusts, and a chart of the differences in the rights of shareholders under each Fund’s applicable laws and governing documents.

A fund organized as a series of a Massachusetts business trust is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. The flexibility inherent in a Massachusetts business trust has led to it becoming a common form of organization for mutual funds. That flexibility also means that the Massachusetts business trust law may be open to interpretation although, in resolving such matters, courts may look by analogy to Massachusetts corporate law.

A fund organized as a Delaware statutory trust, on the other hand, is governed both by the Delaware Statutory Trust Act (the “Delaware Act”) and the fund’s governing instrument. For a Delaware statutory trust, unlike a Massachusetts business trust, the law specifically addresses many aspects of corporate governance. The body of Delaware law on the topic is consequently more detailed than in Massachusetts. This detail provides somewhat clearer guidelines as to the rights and obligations of the trust, trustees, and shareholders.

CATEGORY	SHAREHOLDER RIGHTS - FTT	SHAREHOLDER RIGHTS - Acquiring Fund
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights	None	Same
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the prospectuses of the Acquiring Fund and FTT)	None	Same
Minimum Account Size	None	$1,500 minimum initial investment; subsequent investment of $100. For retirement plans the minimum initial investment is $250; subsequent investment must be at least $100.
Annual Meeting	Required	Not Required
Right to Call Shareholder Meetings	A special meeting of Shareholders may be called at any time by a majority of the Trustees or the President and shall be called by any Trustee for any proper purpose upon written request of Shareholders of the Trust holding in the aggregate not less than 51% of the outstanding Shares of the Trust or class or series of Shares having voting rights on the matter, such request specifying the purpose or purposes for which such meeting is to be called. Any shareholder meeting, including a Special Meeting, shall be held within or without the State of Delaware on such day and at such time as the Board of Trustees shall designate.	Special meetings of the shareholders may be called by the Secretary whenever ordered by the Trustees, the Chairman or requested in writing by the holder or holders of at least one-tenth of the outstanding shares of the Trust or of the relevant Series or Class entitled to vote. If the Secretary, when so ordered or requested, refuses or neglects for more than two days to call such special meeting, the Trustees, Chairman or the Shareholders so requesting may, in the name of the Secretary, call the meeting by giving notice thereof in the manner required when notice is given by the Secretary.
Notice of Meeting	Notice must be given by the Secretary of the Trust at least seven days before the meeting.	Notice must be given by the Secretary of the Trust at least fifteen days before the meeting.
Record Date for Meetings	A period not exceeding 120 days preceding the date of any meeting of shareholders of the Trust or such Series or Class.	A period not exceeding sixty (60) days preceding the date of any meeting of shareholders of the Trust or such Series or Class.
Quorum for Meetings	Except where a higher quorum is required by applicable law, by the By-Laws or by this Declaration, holders of one-third (33-1/3%) of the Shares entitled to vote at a meeting in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter.	Except as otherwise provided by law to constitute a quorum for the transaction of any business at any meeting of the Shareholders, there must be present, in person or by proxy, holders of fifty percent of the total number of Shares of all Series or Classes of the Trust then outstanding and entitled to vote at such meeting. When any one or more Series or Classes is entitled to vote as a single Series or Class, more than fifty percent of the shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholders’ meeting of that Series or Class.
Vote Required for Election of Trustees	The qualified nominees receiving the highest number of votes cast by the shareholders entitled to vote at a meeting at which a quorum is present, up to the number of Trustees to be elected at such meeting, shall be elected.	On a date fixed by the Trustees, which shall be subsequent to the initial public offering of Shares of the Trust, the Shareholders shall elect Trustees.
Adjournment of Meetings	Any shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time (and at any time during the course of the meeting) by a majority of the votes cast by those shareholders present in person or by proxy, or by the chairperson of the meeting. Any adjournment may be with respect to one or more proposals, but not necessarily all proposals, to be voted or acted upon at such meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of a vote or other action taken at a shareholders’ meeting prior to adjournment.	If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of the Shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place and without further notice than by announcement to be given at the meeting until a quorum, as defined above, entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.
Removal of Trustees by Shareholders	Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 hereof) for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent (75%) of the Shares then entitled to vote in an election of such Trustee.	A Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees
Personal Liability of Officers and Trustees	The Trust will indemnify Trustees and others of the Trust against liabilities and expenses that are incurred by virtue of having been a Trustee or Officer. However, Trustees and officers of the Trust will be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.	Same
Personal Liability of Shareholders	No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any other Person in connection with Trust Property or the acts, obligations or affairs of the Trust. As provided in the Delaware Statutory Trust Act, Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law.

The Trustees, officers, employees or agents of the Trust shall have no power to bind any Shareholder of any Series or Class personally or to call upon such Shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription to any Shares or otherwise.

No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

Right of Inspection

If information is requested by a Shareholder, the Board, or, in case the Board does not act, the president, any vice president or the secretary, shall establish reasonable standards governing, without limitation, the information and documents to be furnished and the time and the location, if appropriate, of furnishing such information and documents. Costs of providing such information and documents shall be borne by the requesting Shareholder. The Trust shall be entitled to reimbursement for its direct, out-of-pocket expenses incurred in declining unreasonable requests (in whole or in part) for information or documents.

The Board, or, in case the Board does not act, the president, any vice president or the secretary, may keep confidential from Shareholders for such period of time as the Board or such officer, as applicable, deems reasonable any information that the Board or such officer, as applicable, reasonably believes to be in the nature of trade secrets or other information that the Board or such officer, as the case may be, in good faith believes would not be in the best interests of the Trust to disclose or that could damage the Trust or its business or that the Trust is required by law or by agreement with a third party to keep confidential.

The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each Series and Class or any of them shall be open to the inspection of the Shareholders of any Series or Class; and no Shareholder shall have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the Series or Class in which he is a Shareholder or the Trust generally, such Shareholder shall have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the Shareholders of the Trust or of the relevant Series or Class, as the case may be.

DESCRIPTION OF THE SHARE CLASS AND CAPITALIZATION

The shares of the Acquiring Fund to be issued to the shareholders of FTT’s shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. See “Information about FTT and the Acquiring Fund” for more information about the shares.

The following table sets forth the unaudited capitalization of FTT as of July 31, 2015 and the Acquiring Fund on a pro forma combined basis as if the Reorganization had occurred on that date.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
FTT	$119,467,724	8,575,673	$13.93
Reorganization costs[1]- Share Adjustment	$[ ]	-
Acquiring Fund Pro Forma Combined	$119,451,724	8,575,673	$13.93
1	Adjustment to reflect estimated proxy expenses to be paid by FTT to the extent they exceed the regular annual shareholder meeting expenses.
2	Although the table indicates that the total net assets available for shareholders of the Acquiring Fund will be lower than the assets available for the FTT shareholders, the costs are paid as they accrue. As such, the total net assets of FTT as of the moment of the Reorganization closes will be identical to the total net assets of the Acquiring Fund.

INFORMATION ABOUT FTT AND THE ACQUIRING FUND

As discussed, FTT and the Acquiring Fund identical investment objectives and substantially similar strategies. In the following detailed discussion of objectives, strategies, and investment types, the term “Fund” refers to both FTT and the Acquiring Fund.

FINANCIAL HIGHLIGHTS

The unaudited financials of FTT for the semi-annual period ended May 31, 2015 are incorporated herein by reference. The audited financial statements of FTT for the fiscal year ended November 30, 2014 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, FTT’s independent registered public accounting firm. As noted above, the Acquiring Fund has not yet commenced operations

INVESTMENT OBJECTIVES AND STRATEGIES

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus. The Statement of Additional Information (SAI) to this Proxy Statement/Prospectus provides information about the Fund’s non-principal strategies.

The Fund’s investment objectives are to provide current income, with total return as a secondary objective. No assurance can be given that the Fund’s investment objectives will be achieved. Under normal market conditions, the Fund’s investment program will consist primarily of (1) actively managing a portfolio of U.S. Treasury securities and U.S. Government Agency securities that pay interest in an attempt to generate current income (the “Core Portfolio”); (2) selling call options on a continuous basis on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities and/or options on futures on U.S. Treasury securities and U.S. Government Agency securities in an attempt to generate gains from option premiums (the “Option Strategy”); and (3) actively managing the duration of the Fund’s portfolio in an attempt to generate additional returns versus the Barclays U.S. Treasury Bond Index (the “Duration Strategy”). In managing the Core Portfolio, the Adviser believes the Fund has the potential for further incremental income enhancement and total return through the implementation of yield curve strategies based on changes in the slope of the U.S. Treasury yield curve. The Fund will use each of these strategies in an attempt to achieve overall portfolio returns that exceed the total return performance of the Barclays U.S. Treasury Bond Index (the “Treasury Index”).

Under normal market conditions, the Fund will invest at least 80% of its total assets in U.S. Treasury securities. The Fund may invest up to 20% of its total assets in U.S. Government Agency securities, including U.S. Government mortgage-backed securities. For purposes of the Fund’s 80% policy, U.S. Treasury securities are direct obligations of the U.S. Treasury including U.S. Treasury notes, bills and bonds and do not include U.S. Government Agency securities. U.S. Government Agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. See “What are the Fund’s Principal Investments?—U.S. Treasury Securities and U.S. Government Agency Securities.” Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of its total assets in U.S. Treasury securities. The Fund may invest up to 20% of its total assets in U.S. Government Agency securities. For purposes of the Fund’s 80% policy, U.S. Treasury securities are direct obligations of the U.S. Treasury including U.S. Treasury notes, bills and bonds and do not include U.S. Government Agency securities.

The Fund will seek to generate current earnings by actively managing the Core Portfolio through securities selection and sector allocations within the U.S. Treasury and U.S. Government Agency security asset classes. The Fund will also seek current earnings through the Option Strategy. The Adviser will implement the Option Strategy by employing a strategy of writing (selling) call options and/or options on futures of U.S. Treasury securities and U.S. Government Agency securities and index call options on indices comprising of U.S. Treasury securities and U.S. Government Agency securities. The Fund expects to sell these options on a continuous basis with an aggregate value of at least 50% of the value of its holdings of U.S. Treasury securities and U.S. Government Agency securities. The Fund intends under most market circumstances, that approximately 80% of the value of the Fund’s holdings of U.S. Treasury Securities and U.S. Government Agency securities will be subject to written call options. Under the Option Strategy, the Fund will write call options, index options and options on futures contracts such that the aggregate value of the securities underlying such options does not exceed the value of the Fund’s portfolio. While the Fund will receive premiums under the Option Strategy, the Fund gives up any potential increase in the value of the securities above the exercise price specified in the written call option through the expiration date of the call option.

The Fund will also seek to generate total return through the Adviser’s active management of the Core Portfolio based on the Adviser’s assessment of the U.S. Treasury yield curve, and use of the Duration Strategy in an attempt to outperform the total return performance of the Treasury Index. The Adviser will actively manage the Core Portfolio based on the Adviser’s views of changes in the slope of the U.S. Treasury yield curve and adjusting the Core Portfolio based on these assumptions. Within the constraints of its permitted duration range, the Fund will seek to add additional total return by allocating securities in the Core Portfolio across the yield curve in anticipation of changes in the yield curve. The yield curve allocation decision is predicated on a number of factors that the Adviser will assess, including expectations of Federal Reserve activity, forecasts of inflation rates and term premiums, and various technical factors. Additionally, the Fund’s Duration Strategy will involve actively managing the duration of the Fund’s portfolio by extending or shortening the Core Portfolio duration based on the Adviser’s assessment of the interest rate environment. The Fund will adjust the Core Portfolio duration by approximately five years above or below the current duration level of the Treasury Index through the use of derivative instruments (such as interest rate swaps and futures on U.S. Treasury securities) or through the direct investment in U.S. Treasury or U.S. Government Agency securities in accordance with the Sub-Adviser’s assessment. As of June 30, 2015, the duration of the Treasury Index was approximately [___] years. A change in the prevailing interest rate may negatively impact the value of a portfolio of fixed-income securities. For example, a 1% increase in the prevailing interest rate may cause a 5% drop in the value of a portfolio of fixed-income securities with an average duration of five years. The Duration Strategy attempts to reduce this interest rate risk for the Fund. The goal of the Duration Strategy is to generate returns in excess of the Treasury Index through the reduction or extension of interest rate risk based on the opinion of the Adviser. There are no assurances that the Adviser will correctly anticipate changes in the yield curve or interest rates in implementing the yield curve strategies and Duration Strategy, which may have a negative effect on Fund returns.

The Core Portfolio. The Adviser will actively manage the Core Portfolio through securities selection and sector allocations within the U.S. Treasury and U.S. Government Agency security asset classes. The yield curve strategies will involve actively managing the Core Portfolio based on the Adviser’s views of changes in the slope of the U.S. Treasury yield curve and will adjust the Core Portfolio based on these assumptions.

The Option Strategy. The Adviser will be responsible for implementing the Option Strategy. The options written by the Fund may be either exchange-traded or traded over-the-counter. As the seller of call options, the Fund will receive cash (the premium) from option purchasers. The purchaser of a call option has the right to purchase the security at the price set in the contract (the exercise or strike price) as of a specified date in the future (the option valuation date). The Fund earns money from the premium received for the contract. The Fund may also sell index call options. Index options are call options on a financial index such as the Treasury Index. Index call options differ from options on individual securities in that index options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the actual purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The Fund intends to primarily write (sell) call options that are “at-the-money” or only slightly “out-of-the-money” at the time of sale. A call option is out-of-the-money if the strike price is greater than the spot price of the underlying security; whereas an option is at-the-money when the spot price of the underlying security equals, or nearly equals, the strike price. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the U.S. Treasury securities or U.S. Government Agency securities held by the Fund with respect to which the option was written, up to the exercise price. The Fund also reserves the right to sell call options that are “in-the-money” (i.e., those with an exercise price below the spot price of the security at the time of sale). When the price of the security upon which a call option is written rises, call options that were out-of-the-money when written may become in-the-money (i.e., the principal value of the security rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Fund will be forced to sell the security at the exercise price upon the purchaser’s exercise of the option.

The Option Strategy will work differently under different interest rate environments as bond prices and interest rates have an inverse relationship. If interest rates remain stable or vary only slightly, the Fund may have the opportunity to keep the bond underlying the covered call as the buyer may not exercise the option to buy the bond that is worth less or the same as the strike price. If interest rates fall, causing the underlying bond’s market value to exceed the strike price, the buyer of the option may exercise the option to buy the bond. However, the Fund will keep premium received, and will participate in some of the gain up to the strike price if the option was out-of-the-money when it was written. Conversely, if interest rates rise, causing the market price of the underlying bond to fall below the strike price, the Fund may keep the bond as the buyer of the option is unlikely to exercise the option to buy a bond at a higher price than it is worth. This is a broad example of how the Option Strategy may be applied under normal market conditions to certain interest rate environments; it is not intended to predict the actual performance of any specific bond or interest rate situation.

Under normal conditions, the Fund expects that it will primarily write call options whose terms to expiration range from one to three months. The Fund reserves the right to sell call options of both longer and shorter terms.

The Adviser will attempt to maintain for the Fund written call option positions on securities, futures and indices which in the aggregate, are expected by the Adviser to change in value in response to interest rate changes and other factors that correlate closely with changes in value in the U.S. Treasury securities and U.S. Government Agency securities held in the Fund’s portfolio. In doing so, the Adviser will consider data relating to the Fund’s holdings, including interest rates, maturity and coupon rate. The Fund cannot guarantee that the Option Strategy will be effective. See “What are the Specific Risks of Investing in the Fund?—Option Strategy Risk—Risks Associated with Writing Call Options on Securities.”

Unless otherwise noted, the Fund’s investment policies, including the policy that under normal market conditions, the Fund will invest at least 80% of its total assets in a portfolio of U.S. Treasury securities, are non-fundamental policies and may be changed by the Fund’s Board of Trustees (the “Board”) without Shareholder approval following the provision of 60 days prior written notice to Shareholders.

The Adviser believes that a strategy of actively managing a portfolio of U.S. Treasury securities or U.S. Government Agency securities and selling covered call options or options on futures on U.S. Treasury securities or U.S. Government Agency securities can provide current earnings. The Adviser also believes it can generate capital appreciation and therefore a higher total return through yield curve strategies based on its views of changes in the slope of the yield curve. The Fund’s Option Strategy is designed to produce current cash flow from option premiums and is not designed to be speculative of price movements of securities and indices subject to written call options.

The Option Strategy is not intended to be used for leverage. To the extent the Fund writes options on securities it does not hold in its portfolio, i.e. naked calls, and such options are cash-settled, the Fund intends to segregate liquid assets with the Fund’s custodian in accordance with applicable regulations. The Fund may, in limited circumstances, write naked calls, the potential loss of which could theoretically be unlimited. To the extent it does, it will segregate liquid assets accordingly. The Fund intends to settle all derivative transactions in cash.

The Fund’s transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long-term capital gain into short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash.

The Duration Strategy. The Fund’s Adviser will actively manage the duration of the Fund’s portfolio. The Adviser will adjust the Core Portfolio duration through the use of certain derivative instruments, including but not limited to swaps and futures, that will provide exposure to the desired duration level. Portfolio duration may also be adjusted through the direct investment in U.S. Treasury or U.S. Government Agency securities with maturities that correspond to the desired portfolio duration level (e.g., purchasing U.S. Treasury securities with shorter maturities to reduce the Core Portfolio duration). Adjustments to the Fund’s portfolio duration will be based on the current duration level of the Treasury Index. The Adviser may extend or shorten the Fund’s portfolio duration by as much as five years above or below the current duration level of the Treasury Index based on its forecast of the current interest rate environment. For example, if the Treasury Index has a duration of five years, the Adviser could recommend adjusting the Core Portfolio duration from between 0 to 10 years (five years above or below the five-year level of the Treasury Index). Typically, the Adviser will reduce the duration of the Fund’s portfolio when it forecasts a rise in the 10-year U.S. Treasury yield and recommend extending the duration of the Fund’s portfolio when it forecasts a decline in the 10-year U.S. Treasury yield. The Adviser believes that duration (or interest rate sensitivity) management is a fundamental tool in providing the Fund with the opportunity to generate excess returns versus the Treasury Index. Since the Duration Strategy is designed to be symmetric around a zero (0) duration benchmark, the Adviser believes the Duration Strategy may provide the Fund opportunities to generate excess return in both rising and falling interest rate environments.

The Fund’s Duration Strategy will employ a disciplined fundamental analytical approach that seeks to anticipate directional moves in interest rates on a short-term basis. The Adviser will analyze the information available to it using proprietary research and attempt to optimize the Fund’s total returns over an interest rate cycle. The Adviser seeks to use readily measurable data and a consistent and disciplined approach by employing statistical methods to identify indicators of the medium-term direction of interest rates. The indicators utilized by the Adviser can be subdivided into three broad categories: the macroeconomic indicators, the valuation measures, and the technical factors.

The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the Shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of any index to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices for option writing. The index sponsors have no obligation to take the needs of the Fund or its Shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Shares of the Fund to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.

THE INDEX SPONSORS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE INDEX SPONSORS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, THE COMMON SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES IN THE FUND’S OPTION STRATEGY. IN PUBLISHING THE INDICES, THE INDEX SPONSORS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX SPONSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

DIFFERENCES IN INVESTMENT STRATEGIES

FTT, as a closed-end fund, may participate in investment activity that the Acquiring Fund, as an open-end fund, may not.

Liquidity. Open-end funds are subject to a limit imposed by the SEC on illiquid securities. Unlike open-end funds, closed-end funds may invest up to 100% of their assets in illiquid (or restricted) securities. Nonetheless, although the FTT is not bound by this limitation, FTT has generally not invested in illiquid securities.

Senior Securities and Borrowings. The 1940 Act prohibits open-end funds from issuing “senior securities” other than bank borrowings where there is asset coverage of at least 300% and an additional 5% that may be borrowed for temporary purposes. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness to any lender if the 300% asset coverage is met, and also can issue preferred stock. FTT does not currently have any indebtedness to banks or non-bank lenders, and has no authorized class of senior securities or any plan for issuing any such securities.

Portfolio Management. Because a closed-end fund does not continuously sell new shares and does not have to stand ready to redeem its shares, it may keep its assets more fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuing sales and redemptions of its shares. In contrast, open-end funds may be forced to hold a higher cash position or sell portfolio securities at disadvantageous times or prices to satisfy redemption requests.

INVESTMENT TYPES

What are the Funds’ Principal Investments?

To pursue the investment objectives, FTT and the Acquiring Fund may invest in the generally the same types of securities and instruments. The following provides general information on each Fund’s principal investments. The Statement of Additional Information (SAI) to this Proxy Statement/Prospectus provides information about the Funds’ non-principal investments and may provide additional information about the Fund’s principal investments.

U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES

The Fund may invest in all U.S. Treasury securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, of any maturity. The Fund will invest at least 80% of its total assets in U.S. Treasury securities. For purposes of the Fund’s investments, U.S. Treasury securities are direct obligations of the U.S. Treasury and are supported by the full faith and credit of the United States. These securities include U.S. Treasury bills, notes and bonds and do not include U.S. Government Agency Securities.

U.S. Government Agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the Federal government. Securities issued by such entities are generally not supported by the full faith and credit of the United States. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities (i.e., such obligations are not backed by the full faith and credit of the U.S. Government), the Fund will invest in obligations issued by these instrumentalities only if the Adviser has determined that the anticipated returns from such investments are attractive in relation to the credit and other risks assumed in investing therein.

MORTGAGE BACKED SECURITIES (“MBS”)

MBS are mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund expects to invest typically in MBS that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. MBS represent participation interests in pools of fixed-rate, hybrid and adjustable-rate mortgage loans. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The Fund may invest in mortgage loans that have had a history of refinancing opportunities (so called “seasoned MBS”). Seasoned MBS tend to have a higher collateral to debt ratio than other MBS because a greater percentage of the underlying debt has been repaid and the collateral property may have appreciated in value. The Adviser expects that under current market conditions many of the MBS, including seasoned MBS, held by the Fund will be premium bonds held at prices that exceed their par or principal value.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain prepayment scenarios, the Fund will fail to recover the full amount of its investment in MBS purchased at a premium. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified interest rate. The value of the Shares may be adversely affected by fluctuations in interest rates underlying the MBS held by the Fund. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS, which in turn would lengthen the duration of the Fund’s portfolio. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium, generally including seasoned MBS, may generate current income that exceeds market rates for comparable investments but tend to decrease in value as they mature, which may cause a resulting decrease in the Fund’s net asset value per Share.

The Fund may invest in classes of collateralized mortgage obligations (“CMOs”) and various other MBS instruments. In choosing among CMO classes, the Adviser will evaluate the total income potential of each class and other factors.

Certain government agencies or instrumentalities, such as GNMA, FNMA and FHLMC provide a guarantee as to timely payment of principal and interest for MBS each entity issues, backs or otherwise guarantees. Guarantees may or may not be backed by the full faith and credit of the U.S. Government.

OPTIONS—GENERALLY

The Fund’s options activity may include writing (selling) call options on individual or baskets of portfolio securities held. The Fund may also purchase put options on individual or baskets of U.S. Treasury securities or U.S. Government Agency securities held in its portfolio to help protect against a decline in the value of its portfolio securities. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.

The Fund may write “covered” call options. A call option on a security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser as described above. The Fund in limited circumstances may also sell “naked” call options. A “naked” call option is one in which the Fund does not own the underlying security on which the option is written, the potential loss of which could theoretically be unlimited. To the extent the Fund writes “naked” call options the Fund will segregate liquid assets as required under the 1940 Act. The Fund intends to settle all derivative transactions in cash.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. In most cases, net gains from the Fund’s option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment income.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for an option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts over time the liability to the market value of the option. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board.

The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles.

INDEX OPTIONS

The Fund may write (sell) written index call options. Index options are call options on a financial index such as the Barclays U.S. Treasury Bond Index. The Fund will sell index call options that are exchange-listed or traded over-the-counter. Index options differ from options on individual securities in that index options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

CALL OPTIONS AND COVERED CALL WRITING

The Fund may employ an options strategy known as “covered call option writing,” which is a strategy designed to generate earnings and offset a portion of a market decline in the underlying security. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date, depending on the style of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal reason for writing covered call is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call options which it retains whether or not the option is exercised.

FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in securities prices, interest rates or market conditions, to change the duration of the Core Portfolio or for other risk management purposes. Futures contracts may be based on various securities and indices. Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities or indices, and such losses may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund’s use of futures contracts will be advantageous. Financial covenants related to future Fund borrowings may limit use of these transactions. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contract’s full, notional value. Accordingly, to the extent the Fund holds such contracts it will be limited in the amount of such contracts it may enter into or may be required to hold a larger cash position in order to cover such positions. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund may modify its asset segregation policies in the future to comply with any changes in the asset coverage requirements articulated by the SEC and its staff. The Fund intends to settle all derivative transactions in cash.

OTC OPTIONS

The Fund may sell put and call options and/or options on futures on the over-the-counter (“OTC”) markets. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty.

SELLING OPTIONS ON FUTURES

In addition to writing call options on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities, the Fund may write call options on futures contracts based upon U.S. Treasury securities and U.S. Government Agency securities. In the case of any Fund transactions involving listed non-equity options or options on futures contracts, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. The Fund’s use of such options on futures would be substantially similar to its use of options directly on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities and involves substantially similar risks. Such options generally operate in the same manner as options written directly on the underlying securities. A futures contract is a contract to buy or sell a security at a specified price on a future date at a price agreed upon when the contract is made. A call option on a futures contract, in return for the premium paid to the seller, gives the buyer the right to assume a position in a futures contract at the specified exercise price at any time during the life of the contract. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds the exercise price of the call option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. As in the case of written call options on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities, the Fund may enter into closing purchase transactions to close out options written on index futures at any time prior to expiration.

Additional Information about the Acquiring Fund

FUND MANAGEMENT

The Fund’s Investment Adviser is Federated Investment Management Company. Andy Kirschler, Portfolio Manager, has been the Fund’s portfolio manager since January 2014.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

The minimum investment amount for the Fund’s Shares is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. The minimum investment for Systematic Investment Programs is $50.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WHAT DO SHARES COST?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities and dividing the balance by the number of Shares outstanding. The Fund’s current NAV and/or public offering price may be found at FederatedInvestors.com, via online news sources and in certain newspapers.

You can purchase, redeem or exchange Shares any day the NYSE is open.

In calculating its NAV, the Fund generally values investments as follows:

■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (“Board”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures generally described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to assist the Board in valuing investments. Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of such investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.

FEE WHEN YOU REDEEM OR EXCHANGE

For six (6) months from the date of the Reorganization of FTT, Shares of the Fund are redeemable at a price equal to the current NAV per Share less a 1.00% redemption fee in the manner described below. Once the 6 month redemption period has passed, shares may be redeemed or exchanged without the 1.00% redemption fee. Redemptions include Shares redeemed through an exchange.

The 1.00% fee directly affects the amount a shareholder who is subject to the fee receives upon redemption or exchange. This redemption fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund’s NAV. The redemption fee will be paid to the Fund. The redemption fee is not a sales charge, is not paid to the Adviser or its affiliates and is not subject to waiver or reduction. The Fund reserves the right to modify the terms of or terminate this redemption fee at any time. For purposes of computing this redemption fee, Shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

How is The Fund Sold?

The Fund offers one Share class, representing interests in a single portfolio of securities. Please note that certain purchase restrictions may apply.

Under the Distributor’s Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

The Fund’s Distributor markets the Shares to institutions or to individuals, directly or through financial intermediaries.

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.

How to Purchase Shares

You may purchase Shares of the Fund any day the NYSE is open. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus.

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund.

Investors in FTT should consult with their Financial Intermediary to confirm that the options below are available.

THROUGH A FINANCIAL INTERMEDIARY

■	Establish an account with the financial intermediary; and
■	Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time).

You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

DIRECTLY FROM THE FUND

■	Establish your account with the Fund by submitting a completed New Account Form; and
■	Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or the Fund’s Transfer Agent.

By Wire

To facilitate processing your order, please call the Fund before sending the wire. Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BNF: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021-2809

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

By Direct Deposit

You may establish Payroll Deduction/Direct Deposit arrangements for investments into the Fund by either calling a Client Service Representative at 1-800-341-7400; or by completing the Payroll Deduction/Direct Deposit Form, which is available on FederatedInvestors.com under Customer Service/Find a Form. You will receive a confirmation when this service is available.

THROUGH AN EXCHANGE

You may purchase Fund Shares through an exchange from another Federated fund. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

To do this you must:

■	ensure that the account registrations are identical;
■	meet any applicable minimum initial investment requirements; and
■	receive a prospectus for the fund into which you wish to exchange.
The Fund may modify or terminate the exchange privilege at any time.

You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and any R class.

By Online Account Services

You may access your accounts online to purchase shares through Federated’s Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit www.FederatedInvestors.com and select “My Investments,” or call (800) 245-4770 to speak with a Client Service Representative. Institutional shareholders should speak with their Federated relationship manager to discuss online options available.

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

■	through a financial intermediary if you purchased Shares through a financial intermediary; or
■	directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash, or exchanged for shares of other Federated funds as described herein, on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

Investors in FTT should consult with their Financial Intermediary to confirm that the options below are available.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021-2809

All requests must include:

■	Fund name and Share class, account number and account registration;
■	amount to be redeemed or exchanged;
■	signatures of all shareholders exactly as registered; and
■	if exchanging, the Fund name and Share class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

■	your redemption will be sent to an address other than the address of record;
■	your redemption will be sent to an address of record that was changed within the last 30 days;
■	a redemption is payable to someone other than the shareholder(s) of record; or
■	transferring into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

By Online Account Services

You may access your accounts online to redeem or exchange shares through Federated’s Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit www.FederatedInvestors.com and select “My Investments,” or call (800) 245-4770 to speak with a Client Service Representative. Institutional shareholders should speak with their Federated relationship manager to discuss online options available.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

■	An electronic transfer to your account at a financial institution that is an ACH member; or
■	Wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

■	to allow your purchase to clear (as discussed below);
■	during periods of market volatility;
■	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
■	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

■	when the NYSE is closed, other than customary weekend and holiday closings;
■	when trading on the NYSE is restricted, as determined by the SEC; or
■	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. To do this, you must:

■	ensure that the account registrations are identical;
■	meet any applicable minimum initial investment requirements; and
■	receive a prospectus for the fund into which you wish to exchange.
The Fund may modify or terminate the exchange privilege at any time.

In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information – Frequent Trading Policies.”

You may exchange Shares for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and any R class.

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.

SMALL DISTRIBUTIONS AND UNCASHED CHECKS

Generally, dividend and/or capital gain distributions payable by check in an amount of less than $25 will be automatically reinvested in additional shares. This policy does not apply if you have elected to receive cash distributions that are directly deposited into your bank account via wire or ACH.

Additionally, if one or more dividend or capital gain distribution checks are returned as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks. For questions on whether reinvestment applies to your distributions, please contact a Client Service Representative at 1-800-341-7400.

ACCOUNTS WITH LOW BALANCES

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500 or in the case of IRAs $250. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. As described above, the Fund imposes a 1% fee on redemptions or exchanges of Fund Shares within six (6) months from the date of the Reorganization of FTT. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include percentage breakdowns of the portfolio by effective maturity range, type of security and credit quality.

You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. The Fund’s Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. The Fund’s Form N-Q filings contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 131 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $362.9 billion in assets as of December 31, 2014. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 7,700 investment professionals and institutions.

The Adviser advises approximately 98 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $244.0 billion in assets as of December 31, 2014.

PORTFOLIO MANAGEMENT INFORMATION

J. Andrew Kirschler

J. Andrew Kirschler is the Portfolio Manager to the Acquiring Fund. Mr. Kirschler became Portfolio Manager to FTT in January 2014. Mr. Kirschler joined Federated in 1990 in the Internal Sales department. In 1994 he was an Assistant Trader, in 1996 a Trader and in 2003 a Senior Trader on the fixed income desk concentrating on government securities. Mr. Kirschler became a Senior Investment Analyst in 2013. In 2000 he was appointed Assistant Vice President and in 2003 appointed Vice President of a Federated advisory subsidiary. Mr. Kirschler received his M.B.A from the University of Pittsburgh.

The SAI to this Prospectus provides additional information about the Portfolio Manager’s compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.60% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of the Prospectus.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s annual and semi-annual shareholder reports for the periods ended November 30 and May 31, respectively

Additional Information about FTT

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on July 11, 2007, pursuant to a Certificate of Trust, which is governed by the laws of the State of Delaware. The Fund’s principal office is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561, and its telephone number is 1-800-341-7400.

Management and Investment Adviser

Board of Trustees

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Fund’s Board of Trustees. Two (2) of the Trustees are “interested persons” (as defined in the 1940 Act). The name and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations are set forth under “Management of the Fund” in the Statement of Additional Information.

The Adviser

Federated Investment Management Company (“FIMC” or the “Adviser”), a wholly-owned subsidiary of Federated Investors, Inc. (“Federated”) and an SEC registered investment adviser, acts as the Fund’s investment adviser. The Adviser’s address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The Adviser and other subsidiaries of Federated advise approximately 131 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $362.9 billion in assets as of December 31, 2014. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 7,700 investment professionals and institutions.

The Adviser advises approximately 98 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $244.0 billion in assets as of December 31, 2014. Federated is the control person of the Adviser.

The Fund’s portfolio manager is J. Andrew Kirschler. Mr. Kirschler has been the Fund’s portfolio manager since January 2014.

Additional Information Regarding Portfolio Managers

The Statement of Additional Information to this Proxy Statement/prospectus provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Investment Advisory Agreement

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Adviser will receive an annual fee in a maximum amount equal to 0.60% of the average daily value of the Fund’s total Managed Assets (the “Management Fee”). For these purposes, “Managed Assets” means the total assets of the Fund (including recorded assets attributable to any preferred shares and/or borrowings from a credit facility that may be outstanding), minus the sum of accrued liabilities (other than debt representing preferred shares and/or borrowings from a credit facility).

In addition to the Management Fee of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Administrative Agreement

Federated Services Company (“the Administrator”), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. The Administrator’s address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The Administrator currently receives no compensation for providing administrative services to the Fund.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is an unincorporated statutory trust organized under the laws of the State of Delaware on July 11, 2007 by a Certificate of Trust pursuant to an Agreement and Declaration of Trust effective as of July 11, 2007 (the “Declaration of Trust”). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE. [To be filed by amendment.]

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $0.01 par value per share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act, the terms of any future borrowings or the issuance of preferred shares may limit the payment of distributions to the Common Shareholders. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the Securities Exchange Commission. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any personal liabilities of the Fund, and together with the Fund’s By-laws, indemnifies shareholders against any such liability.

The Fund has no current intention to issue preferred shares or to borrow money. However, if at some future time there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares, as prescribed by the 1940 Act. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating agency (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a regulated investment company. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

Preferred Shares

The Fund has no current intention of issuing any shares other than the Common Shares. However, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights (the “preferred shares”) in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating for preferred shares, asset coverage requirements in addition to those set forth in the 1940 Act may be imposed. The liquidation value of any preferred shares would be expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of any preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of such preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate as redetermined on any preferred shares could exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund. Holders of preferred shares, voting as a class, would be entitled to elect two of the Fund’s Trustees, if any preferred shares are issued. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be entitled to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required under the 1940 Act. In this regard, holders of preferred shares may, for example, be entitled to elect a majority of the Fund’s Board if only one dividend on the preferred shares is in arrears.

In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a Rating Agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by a Rating Agency would be more or less restrictive than those described in this Prospectus.

In addition, the Fund expects that any such Program would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowings the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets, including the amount borrowed). The Fund expects that any Program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a Program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such Program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Credit Facility/Commercial Paper Program

The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. If, in the future, the Fund determines to engage in investment leverage using borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program (“Program”), pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Borrowings under such a Program would not be expected to be convertible into any other securities of the Fund. Outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty, and no sinking fund or mandatory retirement provisions would be expected to apply. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the Program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the Program against liabilities they may incur in connection with the Program.

Where to Find Additional Information about the Funds

FTT’s Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2014, and FTT’s Semi-Annual Report, which includes unaudited financial statements for the period ending May 31, 2015 were previously mailed to shareholders of FTT. FTT will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds’ principal executive officers or by calling the Fund. The principal executive office of each Fund is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for each Fund is www.FederatedInvestors.com. The toll-free telephone number for both Funds is 1-800-341-7400. You may obtain directions on how to attend the annual meeting of shareholders by calling 1-800-341-7400.

FTT and the Acquiring Fund are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Funds can be obtained by calling or writing to the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website http://www.sec.gov.

Reports, proxy statements and other information concerning FTT may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

ABOUT THE PROXY SOLICITATION AND THE ANNUAL MEETING

Proxies are being solicited by the Board of FTT. The proxies will be voted at the annual meeting of shareholders of FTT to be held at [10:00 a.m.] (Eastern time) on [ ], 2015, at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (such annual meeting and any adjournment or postponement thereof are referred to as the “Annual Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notice of Annual Meeting of Shareholders and the form of proxy are available online at the website listed on your proxy card(s).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by FTT or its affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the Adviser or its affiliates, or, if necessary, the communications firm Broadridge Financial Solutions, Inc. (“Broadridge”), retained for this purpose, at an anticipated cost of approximately $[ ]. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Annual Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Annual Meeting. Should other business properly be brought before the Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

PROXIES, QUORUM AND VOTING AT THE ANNUAL MEETING

Only shareholders of record on the Record Date will be entitled to vote at the Annual Meeting. Each share of FTT is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Acquiring Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a shareholder present at the Annual Meeting may withdraw his or her proxy by voting in person. All properly executed and unrevoked proxies received in time for the Annual Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Nominees named in the Proxy Statement Agreement and of the Plan of Reorganization.

In order to hold the Annual Meeting, a “quorum” of shareholders of FTT must be present. Holders of one-third (33 1/3%) of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization and for the purpose of transacting any other business which may come before the meeting. In each election of Trustees, the qualified nominees receiving the highest numbers of votes cast by the shareholders entitled to vote in such election at a meeting at which a quorum is present, up to the number of Trustees to be elected in such election, shall be elected. Approval of the Reorganization requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of: (a) more than 50% of the outstanding voting securities of FTT; or (b) 67% or more of the voting securities of FTT present at the Annual Meeting if the shareholders of more than 50% of the outstanding voting securities are present or represented by proxy. Two of FTT’s large beneficial owners of FTT Shares, with combined ownership of more than 50 percent of all outstanding FTT Shares, have agreed to vote their shares in favor of the proposals. As such, the Board anticipates that quorum will be present and the proposals will pass.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted FOR the nominees for Trustee and FOR the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Annual Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have no effect on the election of Trustees in Proposal #1 but will have the effect of a “no” vote for the purposes of obtaining the requisite approval of the Agreement and Plan of Reorganization in Proposal #2.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Annual Meeting from time to time to be held at the same place without further notice than by announcement to be given at the annual meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies with respect to the proposal. If a quorum is achieved and a majority of shareholders vote against the proposal, the Reorganization will not occur, at this time, and the Board will consider alternatives such as liquidating FTT. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against a proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on a proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS

[To be filed by amendment.]

INTERESTS OF CERTAIN PERSONS

The Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees of FIST, and J. Christopher Donahue currently serves as a trustee of FTT.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

All shareholder communication should be directed to FTT’s Secretary at 4000 Ericsson Drive, Warrendale, PA 15086-7561. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Annual Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Annual Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of FTT.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

 John W. McGonigle
Secretary

[ ], 2015

ANNEX A

(Approved by the audit committees of Federated Enhanced Treasury Income Fund, Federated Intermediate Municipal Income Fund, and Federated Premier Municipal Income Fund on May 12, 2015)

AUDIT COMMITTEE REPORT

The Audit Committee oversees each Fund’s financial reporting process on behalf of the Board of Trustees. The Committee operates pursuant to a written charter adopted by the Board. The Board of Trustees, in its business judgment, has determined that all members of the Audit Committee are “independent” as defined in the listing standards of the New York Stock Exchange.

The Funds’ management has the primary responsibility for the preparation, presentation and integrity of the Funds’ financial statements and the adequacy of their internal controls. The independent registered public accounting firm is responsible for planning and carrying out an audit in accordance with standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion based on the audit as to whether the Funds’ audited financial statements fairly present its financial position, results of operations and changes in net assets in conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has reviewed each Fund’s audited financial statements for the year ended November 30, 2014, and has discussed the financial statements with management and with Ernst & Young LLP, the Funds' independent registered public accounting firm for 2014. The Audit Committee has received from the independent registered public accounting firm written disclosures pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 360), as adopted by the Public Company Accounting Oversight Board in Rule 3200T and has discussed those matters with the independent registered public accounting firm. The Audit Committee has also received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3600T and has discussed with the independent registered public accounting firm its independence. The Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm's independence.

Based on the reviews and discussions described above, the Audit Committee authorized the inclusion of each Fund’s audited financial statements in the Funds’ Annual Report for the fiscal year ended November 30, 2014, filed with the Securities and Exchange Commission.

Respectfully submitted:

John S. Walsh, Audit Committee Chairman
John T. Collins, Audit Committee Member
Maureen Lally-Green, Audit Committee Member
Thomas M. O'Neill, Audit Committee Member

ANNEX B: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of _________, 2015, by and between Federated Income Securities Trust, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its series, Federated Enhanced Treasury Income Fund (the “Surviving Fund”), and Federated Enhanced Treasury Income Fund, a Delaware statutory trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (“Reorganizing Fund” and, together with the Surviving Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Reorganizing Fund (which offers a single undesignated class of shares) (subject to the stated liabilities of the Reorganizing Fund accrued and reflected in the books and records and net asset value of the Reorganizing Fund (“Stated Liabilities”)) in exchange for the full and fractional shares of beneficial interest, no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) Reorganizing Fund’s distribution of the Surviving Fund Shares to the holders of the outstanding shares of the Reorganizing Fund (the “Reorganizing Fund Shares”); and (iii) the liquidation and dissolution of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Surviving Fund is a separate series of the Surviving Fund Registrant, the Surviving Fund Registrant is an open-end, registered management investment company, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, the Funds are authorized to issue their shares of beneficial interests;

WHEREAS, the Trustees of the Surviving Fund Registrant have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund; and that the assets of the Reorganizing Fund (subject to the Stated Liabilities of the Reorganizing Fund) be acquired by the Surviving Fund pursuant to this Agreement;

WHEREAS, the Trustees of the Reorganizing Fund have determined that the Reorganization is in the best interests of the Reorganizing Fund; that the assets of the Reorganizing Fund (subject to the Stated Liabilities of the Reorganizing Fund) be acquired by the Surviving Fund pursuant to this Agreement; and that the interests of the existing shareholders of the Reorganizing Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Trustees of the Surviving Fund Registrant have determined that it is necessary and appropriate for the Surviving Fund to recoup the costs the Surviving Fund may incur as a result of redemptions made during the applicable redemption fee time period or to otherwise eliminate or reduce so far as practicable any dilution of the value of the outstanding securities issued by the Surviving Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, (subject to the Stated Liabilities of the Reorganizing Fund which shall be assumed by the Surviving Fund) to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional Surviving Fund Shares equal to the number of outstanding Reorganizing Fund Shares. Holders of the Reorganizing Fund Shares will receive Surviving Fund Shares in exchange for their Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date.

1.2 ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Reorganizing Fund. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.

The Reorganization is to occur on the Closing Date, which is expected to be on or after [ ], 2015. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities and any additional cash received by the Reorganizing Fund after the Closing Date in excess of accrued Fund liabilities recorded on the Reorganizing Fund’s books on or before the Closing Date that is retained by the Reorganizing Fund’s investment adviser, Federated Investment Management Company (the “Reorganizing Fund’s Adviser”)) will be transferred to the Surviving Fund. In exchange for the transfer of these assets and Surviving Fund’s assumption of the Stated Liabilities of the Reorganizing Fund, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional Surviving Fund Shares equal to the number of Reorganizing Fund Shares outstanding on the Closing Date.

The Reorganizing Fund may endeavor to satisfy certain of its liabilities prior to the Closing Date. Accordingly, the Reorganizing Fund may set aside cash to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Reorganizing Fund. Following the Closing Date, if additional cash in excess of accrued expenses recorded on the Reorganizing Fund’s books on or before the Closing Date is received by or returned to the Reorganizing Fund, the Reorganizing Fund’s Adviser and its affiliates may retain such excess funds; any amounts received or returned that are not retained by the Reorganizing Fund’s Adviser or its affiliates would be remitted to the Surviving Fund.

1.3 [Intentionally omitted]

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with its dissolution and termination.

1.5 OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, to be distributed to Reorganizing Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.

1.8 TERMINATION. The Reorganizing Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9 BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date.

1.10 OTHER REORGANIZATION-SPECIFIC ITEMS.

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholder’s initial receipt of Surviving Fund Shares as part of the Reorganization.

In connection with the Reorganization, any Surviving Fund Shares acquired in the Reorganization will be subject to a 1.00% redemption fee for six months from the Closing Date.

ARTICLE II

[Intentionally omitted]

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about [ ], 2015, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Bank of New York Mellon, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. Computershare Trust Company, N.A, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the Closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund represents and warrants to the Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:

a)	The Reorganizing Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.
b)	The Reorganizing Fund is registered as an closed-end management investment company under the 1940 Act, the Reorganizing Fund’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund’s shares are registered under the Securities Act of 1933, as amended (“1993 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c)	The prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Reorganizing Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Reorganizing Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
e)	Unless assumed by the Surviving Fund, all contracts of the Reorganizing Fund will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund).
f)	Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Reorganizing Fund’s financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g)	The audited financial statements of the Reorganizing Fund as of November 30, 2014, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
h)	The unaudited financial statements of the Reorganizing Fund as of May 31, 2015, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
i)	Since the date of the financial statements referred to in sub-paragraph (h) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this sub-paragraph (i), a decline in the NAV of the Reorganizing Fund shall not constitute a material adverse change.
j)	As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
k)	The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund and of the Reorganizing Fund, the Reorganizing Fund’s Board and committees of the Reorganizing Fund’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
l)	The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
m)	All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
n)	At the Closing Date, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Delaware, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Surviving Fund.
o)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund. Subject to approval by the Reorganizing Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
p)	The information to be furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
q)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
r)	The Reorganizing Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.
s)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or State of Delaware law for the execution of this Agreement by the Reorganizing Fund, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under State of Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.
t)	The Reorganizing Fund has complied and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement. The value of the net assets of the Reorganizing Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund’s ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.

4.2 REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund, as follows:

a)	The Surviving Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.
b)	The Surviving Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Surviving Fund Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund’s shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Surviving Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.
e)	Except as otherwise disclosed in writing to the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
f)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. This Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
g)	Surviving Fund Shares to be issued and delivered to the Reorganizing Fund (the only Surviving Fund Shares to be outstanding as of the Closing Date) for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.
h)	The information to be furnished by the Surviving Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
i)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
j)	The Surviving Fund intends to qualify and elect to be treated as a RIC under the Code.

k)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Commonwealth of Massachusetts law for the execution of this Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Commonwealth of Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
l)	The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND

5.1 [Intentionally omitted]

5.2 APPROVAL OF SHAREHOLDERS. The Reorganizing Fund will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Reorganizing Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund’s shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund’s Treasurer.

5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND

The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the Surviving Fund Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Surviving Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of K&L Gates LLP to the effect that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, and for federal income tax purposes:

a)	The transfer of all or substantially all of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares and Surviving Fund’s assumption of the Stated Liabilities (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution and liquidation of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a)(1)(F)) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
c)	No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares and Surviving Fund’s assumption of the Stated Liabilities or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
d)	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.
e)	The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
f)	The tax basis of the Reorganizing Fund’s assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.
g)	For purposes of section 381, the Surviving Fund will be treated just as the Reorganizing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Reorganizing Fund’s taxable year, the Reorganizing Fund’s tax attributes enumerated in section 381(c) will be taken into account by the Surviving Fund as if there had been no Reorganization, and the part of Reorganizing Fund’s taxable year before the Reorganization will be included in Surviving Fund’s taxable year after the Reorganization.

Such opinion shall be based on customary assumptions and such representations as K&L Gates LLP may reasonably request, and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

The Funds will bear the expenses associated with the Reorganization. The Funds will pay the following direct proxy expenses relating to the Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization: (a) cost of processing, printing and mailing the Proxy Materials and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting of shareholders. The Funds will pay all remaining direct and indirect expenses associated with the Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Surviving Fund Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund, on behalf of the Reorganizing Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the Surviving Fund Registrant or Reorganizing Fund on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, or the Reorganizing Fund, or their respective Trustees or officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund, on behalf of the Reorganizing Fund, and the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Surviving Fund Registrant or Reorganizing Fund personally, but shall bind only the property of the Funds, as provided in the Declaration of Trust of the Surviving Fund Registrant and Reorganizing Fund, as applicable. The execution and delivery of this Agreement have been authorized by the Trustees of the Surviving Fund Registrant, on behalf of the Surviving Fund, and Reorganizing Fund, and signed by authorized officers of the Surviving Fund Registrant and Reorganizing Fund, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Declaration of Trust of the Surviving Fund Registrant and Reorganizing Fund, as applicable.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FEDERATED INCOME SECURITIES TRUST

on behalf of its portfolio,
FEDERATED ENHANCED TREASURY INCOME FUND

By:

Name:

Title:

FEDERATED ENHANCED TREASURY INCOME FUND

By:

Name:

Title:

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

CUSIP

Q452773 (9/15)

Federated Securities Corp., Distributor

Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

Ticker: [TBD]

Federated Enhanced Treasury Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q452773 (9/15)

Federated is a registered trademark
of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

Federated Enhanced Treasury Income Fund

A Portfolio of Federated Income Securities Trust

STATEMENT OF ADDITIONAL INFORMATION

September [ ], 2015

ACQUISITION OF THE ASSETS OF

FEDERATED ENHANCED TREASURY INCOME FUND

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

BY AND IN EXCHANGE FOR SHARES OF

FEDERATED ENHANCED TREASURY INCOME FUND

a series of the

FEDERATED INCOME SECURITIES TRUST

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement and Prospectus dated [ ], 2015 (the “Proxy Statement and Prospectus”), relating specifically to the proposed transfer of all of the assets of Federated Enhanced Treasury Income Fund (“FTT”) to, and the assumption of all of the liabilities of FTT by, Federated Enhanced Treasury Income Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund having an aggregate value equal to the aggregate net asset value of FTT. To obtain a copy of the Proxy Statement and Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-800-341-7400. If approved, the transfer is to occur pursuant to an Agreement and Plan of Reorganization and Termination. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement and Prospectus. Obtain the Prospectus without charge by calling 1-800-341-7400.

The Acquiring Fund has not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Fund are not available. Copies of the Acquiring Fund’s Annual Report may be obtained when available, without charge, upon request by calling (800) 658-5811.

Contents
[ ]	General information
[ ] [ ]	Information about the Acquiring Fund How is the Fund Organized?
[ ]	Securities in Which the Fund Invests
[ ]	Investment Risks
[ ]	Investment Objective and Investment Limitations
[ ]	What Do Shares Cost?
[ ]	How is the Fund Sold?
[ ]	Purchases In-Kind
[ ]	Subaccounting Services
[ ]	Redemption In-Kind
[ ]	Massachusetts Partnership Law
[ ]	Account and Share Information
[ ]	Tax Information
[ ]	Who Manages and Provides Services to the Fund?
[ ]	Financial Information
[ ]	Investment Ratings
[ ]	Addresses
[ ]	Appendix
[ ]	Information about the Acquired Fund

General Information

The Annual Meeting of Shareholders of FTT, at which shareholders will be asked to consider the election of Trustees and the Reorganization, will be held at 10:00 a.m. Eastern time on [ ], 2015, at 4000 Ericsson Drive, Warrendale, Pennsylvania, on the first floor. For further information about the election of Trustees and the Reorganization, see the Proxy Statement and Prospectus.

Financial Statements

This SAI related to the Proxy Statement and Prospectus incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:

•	The financial statements of FTT as included in FTT’s Annual Report filed for the for the fiscal year ended November 30, 2014 (File No. 811-22098; Accession No. 0001623632-15-000183;

•	FTT’s Semi-Annual Report filed after the above referenced Annual Report for the six-month period ended May 31, 2015 (File No. 811-22098; Accession No. 0001623632-15-001188); and

•	The Proxy Statement and Prospectus (“Proxy/Prospectus”) related to this SAI.

Because the Acquiring Fund has not yet commenced operations as of the date of this SAI, no annual or semi-annual report of the Acquiring Fund are available at this time.

Pro Forma Financial Statements

Pro forma financial statements are not presented as FTT is being combined with the Acquiring Fund, a newly created series of Federated Income Securities Trust, which does not have any assets or liabilities.

Additional Information about the Acquiring Fund

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Income Securities Trust (“Trust”). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on January 24, 1986. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Fund was created to be the successor to a closed-end fund of the same name (“FTT”) pursuant to a tax-free reorganization that is expected to take place on or about [ ], 2015. Accordingly, financial information provided for periods prior to [ ], 2015 is historical information for FTT. FTT was managed by Federated Investment Management Company (“Adviser”). Holders of Common Shares of FTT are expected to receive Shares of the Fund as a result of the reorganization. Due to changes in the Commodity Futures Trading Commission’s interpretation of the Commodity Exchange Act, the Adviser has become registered as a “commodity pool operator” with respect to its operation of FTT and will maintain that registration with respect to its operation of the Fund.

Securities in Which the Fund Invests

The principal securities or other investments in which the Fund invests are described in the Fund’s Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).

SECURITIES DESCRIPTIONS AND TECHNIQUES

U.S. Treasury Securities

As described in the Prospectus, the Fund will invest primarily in U.S. Treasury securities. U.S. Treasury securities are direct obligations of the government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

U.S. Government Agency Securities

As described in the Prospectus, the Fund may also invest up to 20% of its net assets in U.S. Government Agency securities. U.S. Government Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSEs receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation. Investors regard agency securities as having low credit risks, but not as low as U.S. Treasury securities. The Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks. The Fund expects to invest typically in mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. Certain government agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), provide a guarantee as to timely payment of principal and interest for mortgage-backed securities each entity issues, backs or otherwise guarantees. Such guarantees may or may not be backed by the full faith and credit of the U.S. Government.

Options

The Fund expects to sell call options and/or options on futures of U.S. Treasury securities and U.S. Government Agency securities and index call options on indices comprising of U.S. Treasury securities and U.S. Government Agency securities. The Fund expects to sell these options on a continuous basis with an aggregate value of at least 50% of the value of its holdings of U.S. Treasury securities and U.S. Government Agency securities. The Fund intends initially, and under most market circumstances, that approximately 80% of the value of the Fund’s holdings of U.S. Treasury Securities and U.S. Government Agency securities will be subject to written call options. The Adviser does not intend to sell call options on securities with an aggregate value greater than the value of the Fund’s portfolio holdings. Swaps—Generally Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the Core Portfolio or to mitigate risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may use swaps for risk management purposes and as a speculative investment. The net amount of the excess, if any, of the Fund’s swap obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

Interest Rate Swaps

Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund may use interest rate swaps for risk management purposes and as a speculative investment.

Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving periodic payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s). The Fund may use total return swaps for risk management purposes and as a speculative investment. The use of interest rate, total return, and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Other Interest Rate Transactions

In addition to the Fund’s Option Strategy as described herein, the Fund will invest in certain other derivative instruments (which are instruments that derive their value from another instrument, security or index) for purposes of gaining exposure to the desired portfolio duration as recommended by the Fund’s Adviser in connection with the Duration Strategy. This may be accomplished through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments and purchase securities for delayed settlement. In addition, derivatives may also include new techniques, instruments or strategies that are not currently available. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Collectively, all of the above are referred to as “Interest Rate Transactions.” The Fund generally seeks to use Interest Rate Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Interest Rate Transactions to enhance potential gain. Interest Rate Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction in an over-the-counter transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Interest Rate Transactions depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Interest Rate Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Interest Rate Transactions are not otherwise available to the Fund for investment purposes.

Additional Investment Techniques

The Fund may also invest in the securities and instruments as set forth below:

CMOs

Collateralized mortgage obligations (“CMOs”) are a type of mortgage-backed security that creates separate pools of pass-through rates for different classes of bondholders with varying maturities, called tranches. The CMO classes in which the Fund may invest include, but are not limited to, sequential and parallel pay CMOs, including planned amortization class and target amortization class securities. CMOs are debt securities issued by either the U.S. Government (or one of its agencies or instrumentalities) or private issuers. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued on collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest to each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will normally be sufficient collateral to secure CMOs that remain outstanding. The Fund has no current intention of investing in “principal only” CMO classes or tranches.

Mortgage Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sales. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities.

When-Issued Securities And Forward Commitments

Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be entered into a month or more before delivery is due. However, no payment or delivery until delivery is made or payment is received from the other party to the transaction.

Borrowings

The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction.

Portfolio Turnover

The Fund expects to maintain high turnover in call options and index call options, based on the Adviser’s intent to sell call options and index call options on a continuous basis on a substantial portion of the Fund’s holdings. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in a realization of net short-term capital gains. The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Fund’s rate of turnover and may increase the incidence of net short-term capital gains which, upon distribution by the Fund, are taxable to Shareholders as ordinary income.

Securities Lending

The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders’ fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written covered call contract or otherwise segregated to cover its exposures to certain derivative instruments.

Repurchase Agreements

Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations, and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Temporary Investments

The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Investment Risks

There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).

Risks of Investing in Derivative Contracts and Hybrid Instruments

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “futures broker”), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as interest rate, credit, currency, liquidity and leverage risks.

Swaps Risk Swap agreements are types of derivatives. In order to seek to hedge the value of the Fund’s portfolio, to hedge against increases in the Fund’s costs associated with the interest payments on its outstanding borrowings or the dividend payments on its outstanding preferred stock, if any, or to seek to increase the Fund’s return, the Fund may enter into interest rate or total return swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite to the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Fund in the transaction and that the Fund will not be able to meet its obligation to the counterparty in the transaction. The Fund is not required to enter into interest rate or total return swap transactions for hedging purposes or to increase its return and may choose not to do so. The Fund may also purchase or sell options on swap transactions.

Short Sales Risk

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the borrowed security upon conclusion of the sale. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral with its custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. The Fund also may make a short sale (“against the box”) by selling a security that the Fund owns or has the right to acquire without the payment of further consideration. The Fund’s potential for loss is greater if it does not own the security that it is short selling.

Risks of Selling Index Call Options

The Fund may write (sell) written index call options. Index call options are call options on a financial index such as the Treasury Index. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash and does not involve the purchase or sale of securities, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The value of index call options may not correlate exactly with a change in the market value of the underlying securities which may impact the Fund’s NAV. The Fund may, in limited circumstances, write naked calls, the potential loss of which could theoretically be unlimited. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. As the writer of index call options, the Fund will forgo, during the option’s life, the opportunity to profit from increases in the value of the applicable index above the exercise price of the call option, but retains the risk of loss should the value of the applicable index decline below the exercise price of the call (net of the premium per unit received on the call). When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of applicable index as of the valuation date over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

Exchange-Traded Options Risk

Index options are marked to market daily and their value will be affected by changes in the value of the securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the overall market and the underlying securities represented in an index, and the remaining term to the option’s expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid. The Fund’s transactions in exchange-traded options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment advisory clients of the Adviser or its affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions. In addition, no assurance can be given that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle the then-current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Prepayment Risk

Prepayment risk is the risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, the Fund may be required to invest the proceeds in securities with lower yields.

Extension Risk

Extension risk is the risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

Credit Risk

Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in the issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Obligations issued or guaranteed by the U.S. Treasury are considered to have minimal credit risk. Obligations issued or guaranteed by U.S. Government agencies or U.S. Government-sponsored enterprises and instrumentalities, which are generally not supported by the full faith and credit of the United States, may be more exposed to credit risk.

Call and Redemption Risk

A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Income Risk

The income shareholders receive from the Fund is based primarily on the interest it earns from its investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long term. If prevailing market interest rates decline, interest rates on debt securities held by the Fund, and Shareholders’ income from the Fund, would likely decline as well. Income risk is greater for this Fund than for a fund that does not write (sell) covered calls. If prevailing market interest rates decline causing the market value of the Fund’s existing portfolio of securities to rise above the exercise price of the calls written by the Fund, the Fund would likely not be able to realize the increase in the value of its existing portfolio of securities to buy additional securities and maintain its level of income. In addition, the income received from selling call options is a function of (among other factors) the level of interest rate volatility. In general, all else equal, higher levels of interest rate volatility will result in higher premiums received for selling calls and thus increased income for Fund Shareholders. Conversely, lower levels of volatility will result in lower premiums and therefore less income.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investment will be worth less in the future as inflation decreases the value of money. Recent significant increases in the price of oil, natural gas and other petroleum products may have an inflationary effect on the economy and increase inflation risk. As inflation increases, the real, or inflation adjusted, value of the Fund’s Shares and distributions can decline. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

U.S. Dollar Risk

A weakening of the value of the U.S. dollar relative to the currencies of other developed countries may cause foreign demand for U.S. Treasury securities to fall. Reduced foreign demand for U.S. Treasury securities may result in a rise in U.S. interest rates. When interest rates rise, the value of the Fund’s fixed income securities can be expected to decline and will be reflected in a decline in the Fund’s net asset value.

Futures Transactions Risk

Futures are types of derivatives. The Fund may engage in futures transactions to reduce its exposure to interest rate movements or to enhance its return. If the Fund incorrectly forecasts market values, interest rates or other factors, the Fund’s performance could suffer. The Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Fund is not required to enter into futures transactions for hedging purposes or to increase its return and may choose not to do so.

Correlation Risk

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. To the extent there is a lack of correlation, movement in the securities, indices or interests rates underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from option premiums. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s Option Strategy involves the risk that the changes in value if the securities or indices underlying the written call option positions will not correlate closely with changes in the market value of the securities held by the Fund The Fund’s Duration Strategy presents the opportunity for differences in correlation between the Fund and the underlying markets based on interest rate movements and the losses from the Duration Strategy may be greater than gains generated by the Fund and the options premiums received.

Risks Associated with the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”

Cyber Security Risk

Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund, and the Fund’s service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, “cyber-events”). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from computer viruses or other malicious software code, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund’s investments to lose value. The Fund’s Adviser and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Adviser or its affiliates, or other service providers, will succeed, either entirely or partially, Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the Fund’s Adviser, and its relevant affiliates, cannot control the cyber systems and cyber security systems of issuers or third party service providers.

Investment Objective and Investment Limitations

The Fund’s investment objectives are to provide current income, with total return as a secondary objective. The investment objective may not be changed by the Fund’s Trustees without shareholder approval.

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as defined in the Investment Company Act of 1940 (the “1940 Act”) and used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1) Borrow money, except as permitted by the 1940 Act.

(2) Issue senior securities, as defined in the 1940 Act except as permitted by the 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments;

(8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

(9) Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed solely by the U.S. Government or its agencies or instrumentalities).

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

With regard to restriction (5), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.

For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.

Upon the Board’s approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

What Do Shares Cost?

Determining Market Value of Securities

A Share’s net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities and dividing the balance by the number of Shares outstanding. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•	Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
•	Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.
•	Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
•	Fixed-income securities acquired with remaining maturities of greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.
•	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost as described below, unless the issuer’s creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment’s fair value, in which case it would be valued in the same manner as a longer-term security or repurchase agreement.
•	Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.
•	OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
•	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Noninvestment assets and liabilities are valued in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income, other income and realized and unrealized investment gains and losses through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund, subject to Board oversight, to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures subject to Board oversight. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of an investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
•	Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Board has adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “Fair Valuation Procedures.” The Board has ultimate responsibility for any fair valuations made in response to a significant event.

Fee When You Redeem or Exchange

For six (6) months from the Fund’s commencement of operations, Shares are redeemable at a price equal to the current NAV per Share less a 1.00% redemption fee in the manner described below. Redemptions include Shares redeemed through an exchange.

This 1.00% fee directly affects the amount a shareholder who is subject to the fee receives upon redemption or exchange. The redemption fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund’s NAV. The redemption fee will be paid to the Fund. The redemption fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption fee at any time. For purposes of computing this redemption fee, Shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

Investors in FTT should consult with their Financial Intermediary to confirm that the options below are available.

Additional Payments To Financial Intermediaries

The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority, Inc. (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. The same financial intermediaries may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to support the sale of Shares. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated funds’ relationship with the financial intermediary. Not all financial intermediaries receive such payments and the amount of compensation may vary by intermediary. You should ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services it provides, as well as the fees and/or commissions it charges.

The categories of additional payments are described below.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to certain financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.

Marketing Support Payments

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation, provided by the Distributor, may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable federal or state law or regulations, or the rules of any self-regulatory agency, such as FINRA. These payments may vary depending on the nature of the event or the relationship.

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services and any restrictions and limitations imposed.

Redemption In-Kind

Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.

Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

Voting Rights

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding Shares of all series entitled to vote.

As of [ ], 2015, the following shareholders owned of record, beneficially or both, 5% or more of FTT’s outstanding Shares:

TO BE FILED BY AMENDMENT

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders. Cede & Co. is organized in the state of New York.

Tax Information

Federal Income Tax

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

Tax Basis Information

For shares purchased in the Fund on or after January 1, 2012, the Fund’s Transfer Agent will be required to provide you with the cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions.

Taxation of options

The taxation of options such as the Fund expects to write and purchase is governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put on a security that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the amount paid to acquire the position reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times. As discussed above the Fund may sell over-the-counter (“OTC”) options. In the case of any Fund transactions involving listed non-equity options or options on futures contracts, Section 1256 of the Code generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a “section 1256 contract,” as defined in the Code, held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. Section 1256 contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts. Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in securities. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

Who Manages and Provides Services to the Fund?

Board of Trustees

The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, FTT and Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of [ ], the Fund’s Board and Officers as a group owned _______of the Fund’s outstanding Shares.

[TO BE FILED BY AMENDMENT]

Qualifications of Independent Trustees

Individual Trustee qualifications are noted in the “Independent Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.

•	Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
•	Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age of 75 years.
•	No conflicts which would interfere with qualifying as independent.
•	Appropriate interpersonal skills to work effectively with other Independent Trustees.
•	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
•	Diversity of background.

interested Trustees Background and Compensation*

Name Birth Date Positions Held with FTT and Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From FTT (past fiscal year)	Total Compensation From FTT, Trust, and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.	$0	$0
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000

Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport
Research, Ltd.

		$0	$0

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

Independent Trustees Background, Qualifications and Compensation

Name Birth Date Positions Held with FTT and Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From FTT (past fiscal year)	Total Compensation From FTT, Trust, and Federated Fund Complex (past calendar year)
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and CEO, The Collins Group, Inc. (a private equity firm).

Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.

Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).

		$978.49	$225,000
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009

Principal Occupations: Director or Trustee of the Federated Fund Complex; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, CONSOL Energy Inc.

Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.

		$1,076.33	$247,500

Name Birth Date Positions Held with FTT and Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From FTT (past fiscal year)	Total Compensation From FTT, Trust, and Federated Fund Complex (past calendar year)
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991

Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Complex; Retired.

Other Directorships Held: None.

Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.

		$1,348.13	$310,000
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 2000

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: None.

Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

		$1,076.33	$247,500
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006

Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: None.

Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

		$1,076.33	$247,500
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: None.

Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).

		$978.49	$225,000

Name Birth Date Positions Held with FTT and Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From FTT (past fiscal year)	Total Compensation From FTT, Trust, and Federated Fund Complex (past calendar year)
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 2000

Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: None.

Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).

		$1,142.78	$262,812.50

** Trustees do not receive retirement benefits from the Fund.

OFFICERS***

Name Birth Date Positions Held with FTT and Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1986

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Lori A. Hensler Birth Date: January 6, 1967 Treasurer Officer since: April 2013

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.

Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: January 1986

Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.

Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated’s taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005

Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Complex. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.

Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
J. Andrew Kirschler Birth Date: May 23, 1968 Vice President Officer since: May 2014 Portfolio Manager since: January 2014	Principal Occupations: J. Andrew Kirschler has been the Fund’s Portfolio Manager since January 2014, responsible for the day-to-day management focusing on asset allocation and government securities. He is Vice President of the Trust with respect to the Fund. Mr. Kirschler joined Federated in 1990 in the Internal Sales department. In 1994 he was an Assistant Trader, in 1996 a Trader and in 2003 a Senior Trader on the fixed income desk concentrating on government securities. Mr. Kirschler became a Senior Investment Analyst in 2013. In 2000 he was appointed Assistant Vice President and in 2003 appointed Vice President of a Federated advisory subsidiary. Mr. Kirschler received his M.B.A from the University of Pittsburgh.

***	Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

BOARD LEADERSHIP STRUCTURE

As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated or its affiliates or (other than his position as a Trustee) with the Fund.

Committees of the Board

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh	In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.	One
Audit	John T. Collins Maureen Lally-Green Thomas M. O’Neill John S. Walsh	The purposes of the Audit Committee are to oversee the accounting and financial reporting process of FTT, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.	Seven
Nominating	John T. Collins Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. Thomas M. O’Neill P. Jerome Richey John S. Walsh	The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to FTT. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of FTT, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.	One

BOARD’S ROLE IN RISK OVERSIGHT

The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated’s Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.

On behalf of the Board, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated’s Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.

Board Ownership Of Shares In The Fund And In The Federated Family Of Investment Companies As Of December 31, 2014

Interested Board Member Name	Dollar Range of Shares Owned in FTT *	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	$50,001 - $100,000	Over $100,000
Independent Board Member Name
John T. Collins	None	Over $100,000
Maureen Lally-Green	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
Thomas M. O’Neill	None	Over $100,000
P. Jerome Richey	None	Over $100,000
John S. Walsh	None	Over $100,000

* John F. Donahue was not a Trustee of FTT In addition, John W. McGonigle was a Trustee of FTT and held no shares in FTT and over $100,000 in the Federated Family of Investment Companies.

Investment Adviser

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The following information about the Fund’s Portfolio Manager is provided as of June 30, 2015.

J. Andrew Kirschler, Portfolio Manager

Other Accounts Managed by J. Andrew Kirschler	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	3 / $796.1 million
Other Pooled Investment Vehicles	0 / $0
Other Accounts	0/ $0

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

J. Andrew Kirschler is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis vs. the Fund’s benchmark (i.e., Barclays U.S. Treasury Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Kirschler is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. For purposes of calculating the annual incentive amount, each fund or account is categorized into one of two IPP groups. The performance of the IPP group which includes the Fund represents a significant portion of the calculation. The IPP group to which the Fund is assigned and the other funds/accounts in the same group receive a higher weighting than funds/accounts in the other group. In addition, Mr. Kirschler serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

Code Of Ethics Restrictions On Personal Trading

As required by SEC rules, the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Voting Proxies On Fund Portfolio Securities

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: (a) improve the management of a company; (b) increase the rights or preferences of the voted securities; and/or (c) increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors for approval or ratification by holders of the company’s voting securities. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election, but against any director who: (a) had not attended at least 75% of the board meetings during the previous year; (b) serves as the company’s chief financial officer; (c) has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director would be able to commit sufficient focus and time to a particular company; and/or (d) is the chair of the nominating committee when the roles of chairman of the board and CEO are combined, and there is no lead independent director; and/or (e) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers. In addition, the Adviser will vote for proposals to: require a company’s audit committee to be comprised entirely of independent directors; declassify the board of directors; require a majority voting standard in the election of directors; eliminate supermajority requirements in a company’s bylaws; grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; require independent tabulation of proxies and/or confidential voting by shareholders; ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the terms, conditions and anticipated results of the proposed transaction. The Adviser will vote proxies in contested elections of directors based upon its analysis of the opposing slates and their respective proposed business strategies. When the company’s board, or another party involved in a proposed transaction or change in the board, submits proposals for the purpose of facilitating or impeding such transaction or change, the Adviser will cast its proxies based on its evaluation of the proposed transaction or change to the board. In these circumstances, the Adviser may vote in a manner contrary to its general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

The Adviser generally votes proxies against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. However, the Adviser would vote for shareholder proposals not supported by the company’s board that the Adviser regards as: (a) likely to result in an immediate and favorable improvement in the total return of the voted security; and (b) unlikely to be adopted by the company’s board in the absence of shareholder direction.

In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

Proxy Voting Procedures

The Adviser has established the Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired a proxy voting service to obtain, vote and record proxies in accordance with the directions of the Proxy Committee. The Proxy Committee has supplied the proxy voting service with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Proxy Committee in order to vote common proxy proposals. As the Proxy Committee believes that a shareholder vote is equivalent to an investment decision, the Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is: (a) in the best interests of the Adviser’s clients (including shareholders of the funds advised by the Adviser); and (b) will enhance the long-term value of the securities being voted. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case direction for a proposal, the proxy voting service shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to the proxy voting service.

The Proxy Committee has created the Proxy Voting Management Group (PVMG) to assist it in carrying out the day-to-day operations related to proxy voting. The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. This work includes, but is not limited to: interacting with the proxy voting service on the Proxy Committee’s behalf; soliciting voting recommendations from the Adviser’s investment professionals, as necessary, on case-by-case items referred to the Proxy Committee by the proxy voting service; bringing requests to the Proxy Committee from the Adviser’s investment professionals for voting contrary to the Standard Voting Instructions; filing any required proxy voting reports; providing proxy voting reports to clients and investment companies as they are requested from time to time; keeping the Proxy Committee informed of any issues related to proxy voting; and voting client shares as directed by the Proxy Committee.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent or the subject of a proxy vote and which to the knowledge of the Proxy Committee has a significant business relationship with the Adviser, is referred to below as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy voting. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will exercise its voting discretion. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Adviser’s client owns shares of an investment company for which the Adviser (or an affiliate) is the investment adviser, the Proxy Committee will vote the client’s proxies for that investment company in the same proportion as the votes cast by shareholders who are not clients of the Adviser, unless otherwise directed by the client (or in the case of an investment company, its board of directors or trustees).

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which an investment company client owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (Downstream Affiliate), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Portfolio Holdings Information

Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: percentage breakdowns of the portfolio by effective maturity range type of security and credit quality.

You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. The Fund’s Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. The Fund’s Form N-Q filings contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of FTT and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to FTT may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. FTT may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of FTT. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

Brokerage Transactions And Investment Allocation

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments except when a better price and execution of the order can be obtained elsewhere The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

During the fiscal years ended November 30, 2012, 2013, and 2014, FTT paid brokerage commissions of $[ ], $[ ], and $[ ], respectively.

Administrator

Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services (“Administrative Services”), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.

Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion

Custodian

The Bank of New York Mellon, New York, New York, is custodian for the securities and cash of the Fund.

Transfer Agent And Dividend Disbursing Agent

State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

Fees Paid by FTT for Services

For the Year Ended November 30	2014	2013	2012
Advisory Fee Earned	$842,677	$1,166,161	$1,297,495
Advisory Fee Waived	$ 37,391	$ 113,701	$ -
Advisory Fee Reimbursed	$ 126	$ -	$ -
Net Administrative Fee	$125,000	$ 93,750	$ -

Financial Information

The Financial Statements for FTT for the fiscal year ended November 30, 2014, are incorporated herein by reference to the Annual Report to Shareholders of FTT dated November 30, 2014 and to the Semi-Annual Report to Shareholders of FTT dated May 31, 2015.

Investment Ratings

Standard & Poor’s Rating Services (S&P) LONG-TERM Issue RATINGS

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: the likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature of and provisions of the obligation; and the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA—An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

S&P Rating Outlook

An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions.

Positive—Positive means that a rating may be raised.

Negative—Negative means that a rating may be lowered.

Stable—Stable means that a rating is not likely to change.

Developing—Developing means a rating may be raised or lowered.

N.M.—N.M. means not meaningful.

S&P Short-Term Issue RATINGS

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY’S Investor Services, Inc. (MOODY’s) LONG-TERM RATINGS

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MOODY’S Short-Term RATINGS

Moody’s short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect the likelihood of a default on contractually promised payments.

P-1—Issuers (or supporting institutions) rated P-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated P-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated P-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH, INC. (Fitch) LONG-TERM Debt RATINGs

Fitch long-term ratings report Fitch’s opinion on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the rating is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, Fitch long-term ratings also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

AAA: Highest Credit Quality—”AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality—”AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality—”A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality—”BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative—”BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly Speculative—”B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk—Default is a real possibility.

CC: Very High Levels of Credit Risk—Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk—Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted Default—”RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.

D: Default—”D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

FITCH SHORT-TERM DEBT RATINGs

A Fitch short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality—Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality—Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality—The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality—Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk—Default is a real possibility.

RD: Restricted Default—Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default—Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A.M. BEST Company, Inc. (a.m. best) LONG-TERM DEBT and Preferred Stock RATINGS

A Best’s long-term debt rating is Best’s independent opinion of an issuer/entity’s ability to meet its ongoing financial obligations to security holders when due.

aaa: Exceptional—Assigned to issues where the issuer has an exceptional ability to meet the terms of the obligation.

aa: Very Strong—Assigned to issues where the issuer has a very strong ability to meet the terms of the obligation.

a: Strong—Assigned to issues where the issuer has a strong ability to meet the terms of the obligation.

bbb: Adequate—Assigned to issues where the issuer has an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.

bb: Speculative—Assigned to issues where the issuer has speculative credit characteristics, generally due to a modest margin or principal and interest payment protection and vulnerability to economic changes.

b: Very Speculative—Assigned to issues where the issuer has very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc, c: Extremely Speculative—Assigned to issues where the issuer has extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d: In Default—Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category.

A.M. BEST SHORT-TERM DEBT RATINGS

A Best’s short-term debt rating is Best’s opinion of an issuer/entity’s ability to meet its financial obligations having original maturities of generally less than one year, such as commercial paper.

AMB-1+ Strongest—Assigned to issues where the issuer has the strongest ability to repay short-term debt obligations.

AMB-1 Outstanding—Assigned to issues where the issuer has an outstanding ability to repay short-term debt obligations.

AMB-2 Satisfactory—Assigned to issues where the issuer has a satisfactory ability to repay short-term debt obligations.

AMB-3 Adequate—Assigned to issues where the issuer has an adequate ability to repay short-term debt obligations; however, adverse economic conditions likely will reduce the issuer’s capacity to meet its financial commitments.

AMB-4 Speculative—Assigned to issues where the issuer has speculative credit characteristics and is vulnerable to adverse economic or other external changes, which could have a marked impact on the company’s ability to meet its financial commitments.

d: In Default—Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.

A.M. Best Rating Modifiers

Both long- and short-term credit ratings can be assigned a modifier.

u—Indicates the rating may change in the near term, typically within six months. Generally is event-driven, with positive, negative or developing implications.

pd—Indicates ratings assigned to a company that chose not to participate in A.M. Best’s interactive rating process. (Discontinued in 2010).

i—Indicates rating assigned is indicative.

A.M. BEST RATING OUTLOOK

A.M. Best Credit Ratings are assigned a Rating Outlook that indicates the potential direction of a credit rating over an intermediate term, generally defined as the next 12 to 36 months.

Positive—Indicates possible ratings upgrade due to favorable financial/market trends relative to the current trading level.

Negative—Indicates possible ratings downgrade due to unfavorable financial/market trends relative to the current trading level.

Stable—Indicates low likelihood of rating change due to stable financial/market trends.

Not Rated

Certain nationally recognized statistical rating organizations (NRSROs) may designate certain issues as NR, meaning that the issue or obligation is not rated.

Addresses

Federated Enhanced Treasury Income Fund

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning FTT:

CUSTODIAN(S)

The Bank of New York Mellon

SECURITIES LENDING AGENT

Citibank, N.A.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

LEGAL COUNSEL

Goodwin Procter LLP
K&L Gates LLP

Financial Printer(S)

RR Donnelley & Sons Company

Proxy Voting Administrator

Glass Lewis & Co.

SECURITY PRICING SERVICES

Interactive Data Corporation
Markit Group Limited
Standard & Poor’s Financial Services LLC
Thomson Reuters Corporation

RATINGS AGENCIES

Fitch, Inc.
Moody’s Investors Service, Inc.
Standard & Poor’s Financial Services LLC

Other SERVICE PROVIDERS

Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:

Bank of America Merrill Lynch
Barclays Inc.
Bloomberg L.P.
ByAllAccounts, Inc.
Citibank, N.A.
Informa Investment Solutions, Inc.
Investortools, Inc.
Morningstar, Inc.
MSCI Inc.
SmartStream Technologies, Ltd.
SunGard Data Systems Inc.
The Yield Book, Inc.

Wolters Kluwer N.V.

Additional Information about the Acquired Fund

INVESTMENT OBJECTIVE AND POLICIES

For discussion of the investment objectives, policies, and limitations of the Fund, see “Comparison of the Funds - Investment Objectives and Policies,” and “Comparison of the Funds - Comparison of Investment Limitations” in the Proxy/Prospectus.

MANAGEMENT, INVESTMENT ADVISORY AND OTHER SERVICES, AND PORTFOLIO MANAGER

Board of Trustees

For a discussion of the Fund’s Board of Trustees, see “Information about the Fund - About the Trustees” in the Proxy/Prospectus. For a discussion of the Fund’s investment adviser and portfolio manager, see “Additional Information about the Acquiring Fund - Who Manages and Provides Services to the Fund? - Investment Adviser” in this SAI.

For a discussion of the Fund’s other administrator, custodian, transfer agent and dividend disbursing agent, and independent registered public accounting firm, see “Additional Information about the Acquiring Fund— Who Manages and Provides Services to the Fund? “ in this SAI. All such information as regards the Acquiring Fund applies to the Acquired Fund, except that the Acquired Fund is not charged an administrative fee.

Code of Ethics

As required by SEC rules, the Fund, its Adviser and Sub-Adviser has each adopted a code of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Common Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

The code of ethics of the Fund, its Adviser and Sub-Adviser, respectively, can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Proxy Voting Policies and Procedures. The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies. The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

12

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures. The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Investor Responsibility Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee directs IRRC by means of Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Adviser’s proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest. The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report. A report on “Form N-PX” of how the Fund votes any proxies for the period from the date of this offering ending June 30, 2014 will be available through Federated’s website. Go to www.federatedinvestors.com; select “Products;” select the Fund; then use the link to “Prospectuses and Regulatory Reports” to access the link to Form N-PX. Because the Fund plans to invest in U.S. Treasury securities and U.S. Government Agency debt securities, it does not expect to vote any proxies.

BROKERAGE ALLOCATION AND OTHER PRACTICES

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments except when a better price and execution of the order can be obtained elsewhere The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

During the fiscal years ended November 30, 2012, 2013, and 2014, FTT paid brokerage commissions of $[ ], $[ ], and $[ ], respectively.

PART C. OTHER INFORMATION

Item 15. Indemnification

Indemnification is provided to Trustees and officers of the Registrant pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law. However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16. Exhibits

Exhibit Number	DESCRIPTION

(1)
	1.1	Conformed copy of Restatement and Amendment No. 8 to the Declaration of Trust of the Registrant	(13)
	1.2	Amendment Nos. 9 and 10	(14)
	1.3	Amendment No. 11	(16)
	1.4	Amendment No. 12	(17)
	1.5	Amendment No. 13	(20)
	1.6	Amendment No. 14	(23)
	1.7	Amendment No. 15	(30)
	1.8	Amendment No. 16	(31)
	1.9	Amendment No. 17	(37)
	1.10	Amendment No. 18	(41)
	1.11	Amendment No. 19	(46)
	1.12	Amendment No. 20	(48)
	1.13	Amendments No. 21 and 22	(51)
	1.14	Amendment No. 23	(56)
	1.15	Amendment No. 24	(60)
	1.16	Amendment No. 25	(69)

(2)
	2.1	Copy of Amended and Restated Bylaws of the Registrant	(6)
	2.2	Amendment No.(s) 4, 5, 6 and 7	(11)
	2.3	Amendment No. 8	(15)
	2.4	Amendment No. 9	(16)
	2.5	Amendment No. 10	(20)
	2.6	Amendment No. 11	(22)
	2.7	Amendment No. 12	(24)
	2.8	Amendment No. 13	(73)

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization is filed herein as Annex B to the Prospectus/Proxy Statement

(5)	Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant. (As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.)	(8)

(6)
	6.1	Conformed copy of the Investment Advisory Contract of the Registrant including Exhibit A and Exhibit B	(12)
	6.2	Conformed copy of Exhibit C to the Investment Advisory Contract of the Registrant	(14)
	6.3	Conformed copy of Exhibit D to the Investment Advisory Contract of the Registrant	(16)
	6.4	Conformed copy of Amendment to the Investment Advisory Contract of Registrant	(13)
	6.5	Conformed copy of the Investment Advisory Contract of the Registrant (Federated Capital Income Fund only)	(15)
	6.6	Conformed copy of Assignment of the Investment Advisory Contract of the Registrant (Federated Capital Income Fund only)and Conformed copy of the Sub-Advisory Agreement (including Exhibit A) of the Registrant (Federated Capital Income Fund only)	(16)
	6.7	Conformed copy of Assignment of the Investment Advisory Contract of the Registrant (Federated Muni and Stock Advantage Fund only)	(16)
	6.8	Conformed copy of the Sub-Advisory Agreement including Exhibit A of the Registrant (Federated Muni and Stock Advantage Fund only)	(16)
	6.9	Conformed copy of Exhibit E to the Investment Advisory Contract of the Registrant	(27)
	6.10	Conformed copy of Investment Advisory Contract of the Registrant (Federated Prudent Global Income Fund)	(37)
	6.11	Conformed copy of Sub-Advisory contract of the Registrant (Federated Prudent Global Income Fund)	(37)
	6.12	Conformed copy of Exhibit D to the Investment Advisory Contract for Federated Prudent Global Income Fund	(38)
	6.13	Conformed copy of Exhibit F to the Investment Advisory Contract for Federated Floating Rate Strategic Income Fund	(48)
	6.14	Conformed copy of Exhibit G to the Investment Advisory Contract for Federated Global Macro Bond Fund	(49)
	6.15	Conformed copy of Amendment No.1 to Exhibit A to the Investment Advisory Contract for Federated Capital Income Fund	(68)
	6.16	Conformed copy of Amendment No. 1 to Exhibit A to the Investment Advisory Contract for Federated Muni and Stock Advantage Fund	(68)
	6.17	Conformed copy of Amendment No. 2 to Exhibit A to the Investment Advisory Contract for Federated Muni and Stock Advantage Fund	(78)

(7)
	7.1	Conformed copy of the Distributor’s Contract of the Registrant including Exhibits A and B	(12)
	7.2	Conformed copy of Exhibits C and D to the Distributor’s Contract of the Registrant	(8)
	7.3	Conformed copy of Exhibits E and F to the Distributor’s Contract of the Registrant	(14)
	7.4	Conformed copy of Exhibits G, H and I to the Distributor’s Contract of the Registrant	(15)
	7.5	Conformed copy of Exhibits J, K, L and M to the Distributor’s Contract of the Registrant	(16)
	7.6	Conformed copy of Amendment to the Distributor’s Contract of Registrant	(13)
	7.7	Conformed copy of Amendment dated October 01, 2003 to the Distributor’s Contract of the Registrant	(16)
	7.8	Conformed copy of the Distributor’s Contract of the Registrant (Class B Shares of Federated Capital Income Fund only)	(15)
	7.9	The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan/Trustee Mutual Funds Service Agreement from Item 24(b)(6)(ii)-(iv) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995 (File Nos. 33-38550 and 811-6269)
	7.10	Conformed copy of Exhibits N, O and P to the Distributor’s Contract of the Registrant	(27)
	7.11	Conformed copy of Amendment No. 1 to Exhibit B and conformed copy of Exhibit S to the Distributor’s Contract of the Registrant	(32)
	7.12	Conformed copy of Amendment No. 1 to Exhibits I, J, N, and Q to the Distributor’s Contract of the Registrant	(33)
	7.13	Conformed copy of Exhibits to the Distributor’s Contract for Federated Prudent Global Income Fund (Class A Shares and Class C Shares)	(37)
	7.14	Conformed copy of Exhibits T, U and V to the Distributor’s Contract of the Registrant for Federated Prudent Global Income Fund	(38)
	7.15	Conformed copy of Exhibits W, X and Y to the Distributor’s Contract of the Registrant for Federated Floating Rate Strategic Income Fund (Class A Shares, Class C Shares and Institutional Shares)	(48)
	7.16	Conformed copy of Exhibits Z, AA and BB to the Distributor’s Contract of the Registrant for Federated Floating Rate Strategic Income Fund (Class A Shares, Class C Shares and Institutional Shares)	(49)
	7.17	Conformed copy of Exhibits CC to the Distributor’s Contract of the Registrant for Federated Muni and Stock Advantage Fund (Institutional Shares)	(52)
	7.18	Conformed copy of Amendment #1 to Exhibit B, and Exhibit D to the Distributor’s Contract of the Registrant for Federated Short-Term Income Fund and Intermediate Income Fund (Institutional Shares)	(56)
	7.19	Conformed copy of Exhibit DD to the Distributor’s Contract of the Registrant	(59)
	7.20	Conformed copy of Exhibit EE to the Distributor’s Contract of the Registrant	(68)

(8)	Not applicable

(9)
	9.1	Conformed copy of the Custodian Agreement of the Registrant	(10)
	9.2	Conformed copy of the Custodian Fee Schedule	(11)
	9.3	Conformed copy of Amendment to the Custodian Contract	(13)
	9.4	Conformed copy of Amendment to the Custodian Contract	(32)
	9.5	Copy of Exhibit 1 to the Custodian Contract	(48)
	9.6	Conformed copy of Amendment Nos. 4 and 5 to the Custodian Contract	(53)

(10)
	10.1	Conformed copy of the Distribution Plan of the Registrant (including Exhibits A through E)	(20)
	10.2	The responses described in Item 23I(8) are hereby incorporated by reference
	10.3	Conformed copy of Exhibits F and G to the Distribution Plan of the Registrant	(27)
	10.4	Conformed copy of Exhibit J to the Distribution Plan of the Registrant	(32)
	10.5	Conformed copy of Amendment No. 1 to Exhibits A, D, F, and H to the Distributor’s Plan of the Registrant	(33)
	10.6	Conformed copy of Exhibits to the Distribution Plan of the Registrant	(37)
	10.7	Conformed copy of Exhibits K and L to the Distribution Plan of the Registrant for Federated Prudent Global Income Fund	(38)
	10.8	Conformed copy of Exhibits M, N, O and L to the Distribution Plan of the Registrant for Federated Floating Rate Strategic Income Fund and Federated Global Macro Bond Fund	(49)
	10.9	Conformed copy of Exhibits E and J to the Distribution Plan of the Registrant for Federated Intermediate Income Fund and Federated Short-Term Income Fund	(56)
	10.10	Conformed copy of Exhibits Q to the Distribution Plan of the Registrant for Federated Intermediate Income Fund and Federated Short-Term Income Fund	(68)
	10.11	The Registrant hereby incorporates the Copy of the Multiple Class Plan and attached Exhibits from Item (n) of the Federated Short-Term Municipal Trust Registration Statement on Form N-1A, filed with the Commission on August 28, 2006. (File Nos. 2-72277 and 811-3181)
	10.12	Conformed copy of Multiple Class Plan for Class C Shares	(30)
	10.13	Copy of Multiple Class Plan and attached exhibits	(31)
	10.14	Conformed copy of Multiple Class Plan and attached exhibits for Class A Shares and Class F Shares	(33)
	10.15	Copy of Exhibits of Class A, Class C and Institutional Shares to the Multiple Class Plan	(38)
	10.16	Copy of Exhibits of Institutional Shares and Institutional Service Shares to the Multiple Class Plan	(40)
	10.17	Copy of Exhibits of Class A, Class B, Class C and Class F Shares to the Multiple Class Plan	(42)
	10.18	Copy of Exhibits of Class B, Class C and Class F Shares to the Multiple Class Plan	(45)
	10.19	Copy of Exhibits of Class B and Institutional Shares to the Multiple Class Plan	(46)
	10.20	Copy of Exhibits of Class A, Class C and Institutional Shares to the Multiple Class Plan	(48)
	10.21	Copy of Exhibits of Class A, Class C and Institutional Shares to the Multiple Class Plan	(51)
	10.22	Copy of Exhibits of Class A, Class B, Class C Class F, Class R, Class Y Shares, Institutional Shares and Institutional Service Shares to the Multiple Class Plan	(52)
	10.23	Copy of Exhibits of Class B to the Multiple Class Plan	(57)
	10.24	Copy of Exhibit of Institutional Shares to the Multiple Class Plan	(59)
	10.25	Copy of Class R Shares Exhibit to Multiple Class Plan revised 6/1/13	(69)
	10.26	Copy of Class A Shares Exhibit to Multiple Class Plan revised 3/1/15	(78)
	10.27	Copy of Class F Shares Exhibit to Multiple Class Plan revised 3/1/15	(78)

(11)	Form of Opinion and Consent of Counsel as to Legality of Shares being Issued	(To be filed by Amendment)

(12)	Form of Opinion Regarding Tax Consequences of the Reorganization	(To be filed by Amendment)

(13)
	13.1	Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Procurement	(11)
	13.2	The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h) (v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387)
	13.3	The responses and exhibits described in Item 23(e)(8) are hereby incorporated by reference
	13.4	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item 22(h)(7) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)
	13.5	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 22(h)(4) of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115)
	13.6	The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23(h)(9)of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 28, 2006. (File Nos. 33-60411 and 811-07309)
	13.7	The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, from Item 23 (h) (2) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843)
	13.8	Conformed copy of Financial Administration and Accounting Services Agreement	(30)
	13.9	Conformed copy of the Agreement for Administrative Services and Exhibit 1 between Federated Administrative Services Company and the Registrant	(31)
	13.10	The Registrant hereby incorporates the conformed copy of Schedule 1 to the Second Amended & Restated Services Agreement	(31)
	13.11	Transfer Agency and Service Agreement between Federated funds and SSB	(38)
	13.12	Copy of Exhibit 1 to the Agreement for Administrative Services revised as of 9/8/2008	(38)
	13.13	Copy of Second Amended and Restated Services Agreement as of 12/1/2001	(38)
	13.14	Copy of Exhibit A to Financial Administration Accounting Service Agreement as of 9/8/2008	(38)
	13.15	Copy of Exhibit A to Financial Administration Accounting Service Agreement as of 9/1/2010	(48)
	13.16	Copy of Exhibit 1 to the Agreement for Administrative Services revised as of 9/1/2010	(48)
	13.17	Copy of Exhibit 1 to the Agreement for Administrative Services revised as of 9/1/2010	(49)
	13.18	Conformed copy of the Fund Accounting Agreement dated 6/7/2005 between the Funds listed on Schedule I and The Bank of New York Mellon as amended and restated.	(50)
	13.19	Conformed copy of the Custody Agreement dated 6/7/2005 between the Funds listed on Schedule II and the Bank of New York Mellon as amended and restated.	(50)
	13.20	The Registrant hereby incorporates the conformed copy of Schedule A to the Transfer Agency and Service Agreement between Federated Funds and SSB	(52)
	13.21	Conformed copy of the First Amendment to Fund Accounting Agreement dated 3/1/2011 between the Funds listed on Schedule I and The Bank of New York Mellon as amended and restated.	(53)
	13.22	Conformed copy of Amendment Nos. 8 and 9 to the Custody Agreement	(53)
	13.23	Conformed copy of Amended and Restated Financial Administration and Accounting Services Agreement dated 3/1/2011.	(53)
	13.24	Conformed copy of Exhibit 1 to Agreement for Administrative Services revised as of 3/1/12	(59)
	13.25	Conformed copy of Amended and Restated Agreement for Administrative Services dated 9/1/12	(62)
	13.26	Conformed copy of the Compliance Support Services Addendum to the Fund Accounting Agreement dated May 31, 2012	(62)
	13.27	Conformed copy of First Amendment to the Amended and Restated Agreement for Administrative Services dated 9/1/12	(66)
	13.28	Agreement for Administrative Services Exhibit 1 and Exhibit B	(69)
	13.29	Conformed copy of the Second Amendment to Fund Accounting Agreement dated 6/7/2005, amended 3/25/2011 and 12/31/2012, between the Funds listed on Schedule I and The Bank of New York Mellon as amended and restated.	(76)
	13.30	Conformed copy of the Third Amendment to Fund Accounting Agreement dated 6/7/2005, amended 3/25/2011, 12/31/2012 and 4/28/2014, between the Funds listed on Schedule I and The Bank of New York Mellon as amended and restated.	(76)
	13.31	Conformed copy of the Amendment to Financial Administrative and Accounting Services Agreement dated March 1, 2015.	(78)

(14)	Conformed copy of Consent of Independent Registered Public Accounting Firm	*

(15)	Not Applicable

(16)
	16.1	Conformed copy of Power of Attorney of Registrant	*
	16.2	Conformed copy of Unanimous Consent of Trustees	*

(17)	Form of Ballot	*

*	Exhibit is being filed electronically

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-3164 and 811-4577)
6	PEA No. 15 filed April 30, 1993
8	PEA No. 20 filed June 7, 1994
10	PEA No. 24 filed June 23, 1995
11	PEA No. 30 filed June 29, 1998
12	PEA No. 32 filed August 26, 1999
13	PEA No. 35 filed June 26, 2002
14	PEA No. 39 filed May 29, 2003
15	PEA No. 40 filed June 30, 2004
16	PEA No. 42 filed January 30, 2004
17	PEA No. 43 filed March 31, 2004
20	PEA No. 49 filed October 15, 2004
22	PEA No. 55 filed November 23, 2005
23	PEA No. 57 filed January 26, 2006
24	PEA No. 59 filed June 7, 2006
27	PEA No. 65 filed November 16, 2006
30	PEA No. 69 filed May 29, 2007
31	PEA No. 71 filed June 28, 2007
32	PEA No. 72 filed October 22, 2007
33	PEA No. 74 filed December 28, 2007
37	PEA No. 79 filed September 11, 2008
38	PEA No. 80 filed December 29, 2008
40	PEA No. 82 filed May 29, 2009
41	PEA No. 83 filed June 26, 2009
42	PEA No. 84 filed October 30, 2009
45	PEA No. 88 filed January 28, 2010
46	PEA No. 89 filed May 25, 2010
48	PEA No 91 filed September 15, 2010
49	PEA No 92 filed September 21, 2010
50	PEA No 93 filed November 24, 2010
51	PEA No. 94 filed December 29, 2010
52	PEA No. 97 filed February 23, 2011
53	PEA No. 99 filed May 27, 2011
56	PEA No. 105 filed November 29, 2011
57	PEA No. 107 filed December 28, 2011
59	PEA No. 111 filed March 26, 2012
60	PEA No. 113 filed May 25, 2012
62	PEA No. 117 filed November 27, 2012
66	PEA No. 124 filed May 29, 2013
68	PEA No. 127 filed June 27, 2013
69	PEA No. 131 filed September 6, 2013
73	PEA NO. 138 filed on January 28, 2014
76	PEA No. 144 filed December 29, 2014
78	PEA No. 148 filed May 28, 2015

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item (16)(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, Federated Income Securities Trust, has duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 7th day of August, 2015.

FEDERATED INCOME SECURITIES TRUST
By: /s/ Kary A. Moore Kary A. Moore Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
By: /s/ Kary A. Moore Kary A. Moore Assistant Secretary	Attorney In Fact For the Persons Listed Below	August 7, 2015
John T. Collins*	Trustee
John F. Donahue *	Trustee
J. Christopher Donahue *	President and Trustee (Principal Executive Officer)
Lori A. Hensler*	Treasurer (Principal Financial Officer)
Maureen Lally-Green*	Trustee
Peter E. Madden*	Trustee
Charles F. Mansfield, Jr.*	Trustee
Thomas O’Neill*	Trustee
P. Jerome Richey*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney